Registration No. 333-22557

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NUMBER 5 TO FORM S-6

FOR REGISTRATION UNDER THE SECURITIES
ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of Depositor's principal executive offices:	1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to
paragraph (b) of Rule 485.

X	on May 1, 2002 pursuant to paragraph (b) of
Rule 485.

60 days after filing pursuant to paragraph
(a) of Rule 485

on May 1, 2002 pursuant to paragraph (a) of
Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

1	Cover Page; Glossary; The Separate Account

2	Cover Page; The Separate Account

3	Investments of the Separate Account

4	Sales and Other Agreements

5	The Separate Account

6	The Separate Account

7	Not Applicable

8	Not Applicable

9	Legal Proceedings

10	Cover Page; Premiums; Death Benefit
Under the Policy; Free Look Provision;
Account Value; Policy
Loan Privilege; The Separate Account; Charges
Under the Policy; Sales and Other Agreements;
When We Pay Proceeds; Payment Options; Our
Rights; Your Voting Rights;

11	The Separate Account

12	The Separate Account; Sales and Other Agreements

13	The Separate Account; Charges Under the Policy

14	Premiums; The Separate Account; Sales and Other Agreements

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

15	Premiums;

16	Account Value;

17	The Separate Account; Account Value and Payment Options

18	The Separate Account

19	Records and Reports

20	Not Applicable

21	Policy Loan Privilege

22	Not Applicable

23	Bonding Arrangement

24	Limits on Our Right to Challenge the Policy; Suicide; Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account; Optional Benefits Obtainable by Rider

25	Cover Page

26	Not Applicable

27	Cover Page

28	Directors and Executive Officers of MassMutual

29	Cover Page

30	Not Applicable

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

31	Not Applicable

32	Not Applicable

33	Not Applicable

34	Not Applicable

35	Cover Page

36	Not Applicable

37	Not Applicable

38	Sales and Other Agreements

39	Sales and Other Agreements

40	Sales and Other Agreements

41	Sales and Other Agreements

42	Not Applicable

43	Sales and Other Agreements

44	The Separate Account; Investment Return; Charges for Federal Income Tax; Charges Under The Policy

45	Not Applicable

46	The Separate Account; Investment Return

47	The Separate Account

48	The Separate Account; Investment Return

49	Not Applicable

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

50	The Separate Account

51	Cover Page; Availability; Underwriting; Free Look Provision; Beneficiary; Reinstatement; Premiums

52	The Separate Account; Your Voting Rights; Our Rights

53	Federal Income Tax Considerations

54	Not Applicable

55	Not Applicable

56	Not Applicable

57	Not Applicable

58	Not Applicable

59	Financial Statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate

This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” The policy provides lifetime insurance protection for as long as it remains in force.

You, the policyowner, may allocate the net premium for Your policy among several investment options. These investment options include a Guaranteed Principal Account (“GPA”) and twenty-six Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:

MML Series Investment Fund
MML Small Cap Equity Fund*
MML Equity Fund
MML Equity Index Fund – Class II Shares
MML Managed Bond Fund
MML Growth Equity Fund
*Prior to May 1, 2002, this Fund was called the MML Small Cap Value Equity Fund.

Panorama Series Fund, Inc.
Panorama Growth Portfolio
Panorama Total Return Portfolio
Oppenheimer International Growth Fund/VA

MFS® Variable Insurance Trust  SM
MFS® New Discovery Series
MFS® Emerging Growth Series
MFS® Research Series

Fidelity® Variable Insurance Products Fund II
Fidelity® VIP II Contrafund® Portfolio –
Service Class

Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street® Small Cap Fund/VA
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street® Growth & Income Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Money Fund/VA

T. Rowe Price Equity Series, Inc.
T. Rowe Price New America Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

American Century® Variable Portfolios, Inc.
American Century VP Income & Growth Fund
American Century VP Value Fund

The policy is “flexible” because You may select the timing and amount of premium payments. The policy is “adjustable” because You may choose to increase or decrease the death benefit and change the death benefit option under the policy. The policy is “variable” because the death benefit may, and cash surrender value will, vary.

MassMutual is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

May 1, 2002
The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

You should read and retain this prospectus.

Replacing existing insurance with the policy described in this prospectus may not be to your advantage.

The policy is not available in all jurisdictions. This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

Part I - General Provisions Of the Policy

This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy. You may review a copy of the policy upon request.

In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

We refer to the certificates we issue to individuals who elect the variable rider as policy or policies.

We define the following terms in Appendix A:

Application, Case, Employee, Employer, Enrollment Form, Group Contract, Insured, Issue Date, Modal Term, Monthly Calculation Date, Monthly Deduction, Net Premium, Participation Agreement, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period and Valuation Time.

Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

Availability.

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, association, sponsoring organization or trust executes a participation agreement requesting participation in a group contract We issue. We aggregate each individual in a group for purposes of determining:

•	issue dates;

•	policy dates;

•	underwriting classification; and

•	sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer. The policy is evidence of coverage under the group contract and You may exercise all rights and privileges under the policy through the employer. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, You may exercise all rights and privileges directly with Us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide You the opportunity to allocate account value to the separate account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, We reserve the right to reject any purchase application.

Underwriting.

We do not require underwriting prior to the issuance of the variable rider. However, before We issue any certificate, We require satisfactory evidence of insurability. We do not require evidence of insurability under our guaranteed issue underwriting program.

Charges Under The Policy.

We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:

	Charges	Current Rate	Guaranteed Rate

Deductions from Premium	Sales Load Charge	0.75%-5% of each premium	The current rate as of the date of policy issue

	State Premium Tax Charge	2% to 5% of each premium, depending on Your state’s applicable rate	This charge will always equal the applicable state rate

	Deferred Acquisition Cost Tax Charge	0.25% of each premium	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax

Account Value Charges	Administrative Charge	$5.25 per month ($63.00 annually)	$9.00 per month ($108.00 annually)

	Cost of Insurance Charge	A per thousand rate multiplied by the amount at risk each month. This charge varies by the insured’s age and group rating	The maximum monthly cost of insurance charge for each $1,000 of insurance is shown in the Table of Maximum Monthly Mortality Charges in Your policy

Separate Account Charges	Mortality and Expense Risks Charge	0.75% annually of each Separate Account Division’s assets	1.0% annually of each Separate Account Division’s assets

Fund Charges		SEE FUND CHARGE TABLE	SEE FUND CHARGE TABLE

Other Charges	Withdrawal Charge	2.0% of the withdrawn amount, but not greater than $25.00	2.0% of the withdrawn amount, but not greater than $25.00

	Loan Interest Crediting Rate Charge	0.75%	1.25%

Deductions from Premiums.

Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

Sales Load.
We deduct a sales load from Your premium for the expenses related to the sales load and distribution of the policies. The sales load varies for each employer group depending on:

•	group enrollment procedures selected by the employer;

•	total group premium paid by the employer;

•	the size of the employer group; and

•	other factors.

All policies within an employer group will have the same sales load expressed as a percentage of premiums paid. The charge applies to premiums paid under the policy by either You or Your employer. Once the charge is set, it will never change for any of the policies issued to individuals under the same group.

The amount of the sales load in a policy year is not necessarily related to Our actual sales expenses for that particular year. To the extent that Our sales expenses are not covered by the sales load, they will be recovered from Our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge.
States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against Us by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify Us of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge.
This charge is related to Our federal income tax burden, under Internal Revenue Code Section 848.

Account Value Charges.

On each monthly calculation date, We deduct from Your account value the following charges:

1.	An administrative charge;

2.	A cost of insurance charge; and

3.	Any rider charge (if applicable).
We deduct the monthly account value charges from the GPA on each monthly calculation date. If the value in the GPA is less than the account value charge, then We will deduct the deficiency from the Separate Account prorata according to Your value in the Separate Account Divisions.

1. Administrative Charge.
We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

2. Cost of Insurance Charge.
(We refer to this charge as the “Mortality Charge” in Your policy.)
We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

•	Insured’s age; and

•	Group rating;

This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

3. Rider Charge.
We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

Separate Account Charges.

Mortality and Expense Risk Charge.
(We refer to this charge as the “Net Investment Factor Asset Charge” in Your policy.)
We charge the Separate Account Divisions for the mortality and expense risks We assume. We deduct this charge from the value of each Division’s assets attributable to the policies.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

Charges for Federal Income Taxes.
We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Fund Charges.

The value of the Separate Account Divisions’ assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds’ total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001:

Fund / Portfolio Name	Mgt. Fees		Other Expenses After Expense Reimburse- ments		12b-1 Fees	Total Fund Expenses After Expense Reimburse- ments

American Century VP Income & Growth Fund	0.70%		0.00%			0.70%
American Century VP Value Fund	0.97%		0.00%			0.97%
Fidelity® VIP II Contrafund® Portfolio – Service Class	0.58%		0.10%		0.10%	0.78	% (1)
MFS Emerging Growth Series	0.75%		0.11	% (2)		0.86%
MFS New Discovery Series	0.90%		0.15	% (3)		1.05%
MFS Research Series	0.75%		0.14	% (4)		0.89%
MML Equity Fund	0.37%		0.03	% (6)		0.40%
MML Equity Index Fund – Class II Shares	0.10%		0.16	% (5)		0.26%
MML Growth Equity Fund	0.80%		0.11	% (6)		0.91%
MML Managed Bond Fund	0.47%		0.01	% (6)		0.48%
MML Small Cap Equity Fund (7)	0.65%		0.04	% (6)		0.69%
Oppenheimer Aggressive Growth Fund/VA	0.64%		0.04%			0.68%
Oppenheimer Bond Fund/VA	0.72%		0.05%			0.77%
Oppenheimer Capital Appreciation Fund/VA	0.64%		0.04%			0.68%
Oppenheimer Global Securities Fund/VA	0.64%		0.06%			0.70%
Oppenheimer High Income Fund/VA	0.74%		0.05%			0.79%
Oppenheimer International Growth Fund/VA	1.00%		0.05%			1.05%
Oppenheimer Main Street Growth & Income Fund/VA	0.68%		0.05%			0.73%
Oppenheimer Main Street Small Cap Fund/VA	0.75%		0.30%			1.05%
Oppenheimer Money Fund/VA	0.45%		0.07%			0.52%
Oppenheimer Multiple Strategies Fund/VA	0.72%		0.04%			0.76%
Oppenheimer Strategic Bond Fund/VA	0.74	% (8)	0.05%			0.79%
Panorama Growth Portfolio	0.62%		0.02%			0.64%
Panorama Total Return Portfolio	0.63%		0.02%			0.65%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%			0.85%
T. Rowe Price New America Growth Portfolio	0.85%		0.00%			0.85%

(1)  Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the other expenses for the VIP II Contrafund Portfolio (Service Class) were 0.06%, decreasing the VIP II Contrafund Portfolio’s (Service Class) total fund expenses to 0.74%.

(2)  The MFS Emerging Growth Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Emerging Growth Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS Emerging Growth Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses for the MFS Emerging Growth Series would be equal to 0.87%.

(3)  The MFS New Discovery Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS New Discovery Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. MFS has contractually agreed, subject to reimbursement, to bear expenses for the New Discovery Series such that the series’ “Other Expenses” (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the daily net assets of the series during the current fiscal year. Had these fee reductions not been taken into account, total operating expenses would be equal to 1.09%.

(4)  The MFS Research Series had an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Research Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS Research Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses would be equal to 0.90% for Research Series.

(5)  Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. If not included, the Total Operating Expenses for this Fund in 2001 would be 0.34%.

(6)  MassMutual has agreed to bear expenses of the MML Managed Bond Fund, MML Equity Fund, MML Growth Equity Fund, MML Small Cap Equity Fund, (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for the MML Growth Equity Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 would have been 0.19% for the MML Growth Equity Fund. We did not reimburse any expenses of the MML Managed Bond Fund, MML Equity Fund and MML Small Cap Equity Fund in 2001.

(7)  Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

(8)  OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

Other Charges.

Withdrawal Charges.
We deduct a charge from each withdrawal.

Loan Interest Rate Expense Charge.
We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan.

Reduction of Charges.

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policyowner;

•	the nature of the relationship among individual insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policyowners which reflects differences in costs of services.

The Separate Account.

Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Securities and Exchange Commission does not supervise MassMutual’s or the Separate Account’s management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

We credit or charge the Separate Account Divisions with the Divisions’ income and realized or unrealized gains or losses without regard to any of MassMutual’s other income, gains, or losses.

MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

Investments of the Separate Account.

We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established twenty-six Divisions within the policies’ designated segment of the Separate Account. Each Separate Account Division invests in a corresponding Fund as follows:

Division	Fund

MML Small Cap Equity Division*	MML Small Cap Equity Fund*

MML Equity Division	MML Equity Fund

MML Equity Index Division	MML Equity Index Fund – Class II Shares

MML Managed Bond Division	MML Managed Bond Fund

Division	Fund

MML Growth Equity Division	MML Growth Equity Fund

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Aggressive Growth Division	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Growth & Income Division	Oppenheimer Main Street Growth & Income Fund/VA

Oppenheimer Multiple Strategies Division	Oppenheimer Multiple Strategies Fund/VA

Oppenheimer High Income Division	Oppenheimer High Income Fund/VA

Oppenheimer Strategic Bond Division	Oppenheimer Strategic Bond Fund/VA

Oppenheimer Bond Division	Oppenheimer Bond Fund/VA

Oppenheimer Money Division	Oppenheimer Money Fund/VA

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA

Panorama Growth Division	Panorama Growth Portfolio

Panorama Total Return Division	Panorama Total Return Portfolio

MFS New Discovery Division	MFS New Discovery Series

MFS Emerging Growth Division	MFS Emerging Growth Series

MFS Research Division	MFS Research Series

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio

Fidelity VIP II Contrafund Division	Fidelity VIP II Contrafund Portfolio – Service Class

American Century VP Income & Growth Division	American Century VP Income & Growth Fund

American Century VP Value Division	American Century VP Value Fund

*	Prior to May 1, 2002, the MML Small Cap Equity Division was called the MML Small Cap Value Equity Division and the MML Small Cap Equity Fund was called the MML Small Cap Value Equity Division.

The investment funds available through the policy are offered by seven investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable life insurance separate accounts offered by MassMutual and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

There is no assurance that the Funds will achieve stated objectives.  The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are attached to this prospectus. You should read the information contained in the Funds’ prospectuses before making allocations to any Division of the Separate Account.

Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk charge. The returns do not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

We currently post investment monthly performance reports for Strategic Group Variable Universal Life® on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Large Corporate Markets Service Center at 1-800-665-2654, Monday - Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

The rates return we report will not be illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustrations of Death Benefits (Options 1, 2 & 3), Cash Surrender Values and Accumulated Premiums, Appendix B). Neither are they necessarily indicative of future performance as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MassMutual serves as investment adviser to the MML Trust. MassMutual has entered into sub-advisory agreements with David L. Babson & Company (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Managed Bond Fund and the MML Small Cap Equity Fund. Babson also manages a portion of the MML Equity Fund.

MML Small Cap Equity Fund*
Sub-adviser: David L. Babson & Company, Inc.
The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

*	Prior to May 1, 2002, this Fund was called the MML Small Cap Value Equity Fund.

MML Equity Fund
Sub-adviser: David L. Babson & Company, Inc. & Alliance Capital Management L.P.
The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund – Class II Shares
Sub-adviser: Deutsche Asset Management, Inc.
The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

The S&P 500 Index® is the Standard and Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Managed Bond Fund
Sub-adviser: David L. Babson & Company, Inc.
The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade fixed income instruments.

MML Growth Equity Fund
Sub-adviser: Massachusetts Financial Services Company
The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

The Oppenheimer Funds is an open-end investment company. The Oppenheimer Funds are advised by Oppenheimer Funds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by Mass Mutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

Oppenheimer Global Securities Fund/VA
The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer Main Street Small Cap Fund/VA
The Oppenheimer Main Street Small Cap Fund/VA seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable business trends or prospects.

Oppenheimer Aggressive Growth Fund/VA
The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA
The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Main Street Growth & Income Fund/VA
The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Multiple Strategies Fund/VA
The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer High Income Fund/VA
The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower rated, high yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Strategic Bond Fund/VA
The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. government securities; and lower-rated high-yield securities of U.S. and foreign companies.

Oppenheimer Bond Fund/VA
The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth.
It invests mainly in investment-grade debt securities.

Oppenheimer Money Fund/VA
The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Panorama Series Fund, Inc.

Panorama Fund is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA
The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio
The Panorama Growth Portfolio seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio
The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

MFS® Variable Insurance Trust SM

The MFS Trust is an open-end, management investment company.

Massachusetts Financial Services Company (“MFS”) is the investment adviser to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boylston Street, Boston, Massachusetts 02116.

MFS New Discovery Series
The MFS New Discovery Series seeks capital appreciation. It normally invests at least 65% of its net assets in equity securities of smaller emerging- growth companies.

MFS Emerging Growth Series
The MFS Emerging Growth Series seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.

MFS Research Series
The MFS Research Series seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price Mid-Cap Growth Portfolio
The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

T. Rowe Price New America Growth Portfolio
The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing mainly in common stocks of U.S. companies operating in sectors believed to be the fastest growing in the U.S.

Fidelity Variable Insurance Products Fund (“VIP”) II
Fidelity VIP II is an open-end management investment company.

Fidelity Management of Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II Contrafund Portfolio.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity VIP II Contrafund® Portfolio – Service Class
The Fidelity VIP II Contrafund Portfolio (Service Class) seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

American Century Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund
American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the
S&P 500 by investing in stocks of companies with strong expected return.

American Century VP Value Fund
American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

The Guaranteed Principal Account (GPA).

In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual’s general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less a charge we declare. This charge is currently 0.75% and will not exceed 1.25%.

Although We are not obligated to credit interest at a rate higher than this minimum, We will credit and guarantee a secondary interest rate, which may be higher but will never be lower than the minimum, for the calendar year 2002. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.

Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Premiums.

There are two premium concepts under the policy:

1.	Minimum Initial Premium.

2.	Modal Term Premium.

1. Minimum Initial Premium.
You must pay the minimum initial premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your variable rider. The minimum initial premium is $500 and it must be paid either in one lump sum or via payroll deduction throughout the first Policy Year.

There is no $500 minimum initial premium payment requirement to activate the variable rider in the states where We issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

2. Modal Term Premium.
Your employer pays the estimated premium amount that is necessary to cover the premium deductions and monthly deductions We assess under the policy during a period of time selected by Your employer. We call the estimated premium amount a modal term premium. The period of time selected by Your employer can be one month, one quarter, a six month period or one year. We call this period of time the modal term.

We base the modal term premium for a policy upon:

•	cost of insurance rates;

•	the sales load;

•	the state premium tax charge;

•	the deferred acquisition cost tax charge;

•	the administrative charge; and

•	any applicable rider charges.

The modal term premium for Your policy may be subject to minimum and maximum amounts depending on:

•	the selected face amount of Your policy;

•	the insured’s age; and

•	the employer group.

Please refer to Appendix E for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then We will send Your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then We will send Your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to Us. Your modal term is specified in Your policy’s schedule page.

If You become disassociated with the employer or if Your employer no longer sponsors the program, You may elect to continue the policy on Your own. If You choose to continue the policy, You will become vested in all policy rights previously held by Your employer, including the right to change the modal term to any mode but monthly. In this event, We will discontinue billing for Your modal term premium.

There is no penalty if the employer does not pay the modal term premium. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment.

Minimum and Maximum Premium Payments.
While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. There are no minimum or maximum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

Net Premium Allocation.
You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account Divisions and the GPA at any time. You may also change Your allocation of future net premiums at any time without charge by written request or by any other means acceptable to Us including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. To allocate net premiums or to transfer account value to a ninth Separate Account Division, You must transfer 100% of the account value from one or more of Your eight selected Separate Account Divisions.

During Your free look period, we will apply Your first net premium to the GPA, provided the premium equals or exceeds the minimum net first policy premium. At the end of the free look period, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

Termination.

We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction. Your policy will then enter a 61-day grace period.

Grace Period.
We allow You 61 days to pay any premium necessary to cover an overdue monthly deduction. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, the policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days or 30 days after We have mailed the written notice.

Death Benefit Under the Policy.

The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

Minimum Face Amount.
To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentages depend upon the insured’s age.

Death Benefit Options.
In the application or enrollment form, You choose a selected face amount and death benefit option. We offer two death benefit options:

1. Death Benefit Option A:

the death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.

2. Death Benefit Option B:

the death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, We will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and

•	We deduct any account value charges unpaid as of the date of death.

If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

Under death benefit option A, the death benefit amount is unaffected by Your policy’s investment experience unless the death benefit is based on the minimum face amount. Under death benefit option B, the death benefit amount may increase or decrease by investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Example:  The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

		Policy A	Policy B
(a)	Selected face amount:	$100,000	$100,000
(b)	Account value on date of death	$30,000	$50,000
(c)	Minimum face amount percentage on date of death:	280%	280%
(e)	Minimum face amount (b x c):	$84,000	$140,000
	Death benefit if death benefit option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
	Death benefit if death benefit option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

You may change Your death benefit option by written request and subject to Our guidelines regarding proof of insurability. There is no charge for a change in death benefit option. The effective date of the change will be Your first policy anniversary on, or next following, the later of:

•	15 days after We receive and approve Your written request for such change; or

•	the requested effective date of the change.

Changes In Selected Face Amount.
You may increase the selected face amount by sending Us a new enrollment form, or by sending Us an application if You are no longer associated with your employer. We may request adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date following the insured’s 75 th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after We have received and approved Your written request for such change; or

•	the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

You may also decrease Your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after We receive and approve Your written request for such change;

•	the one year period following the effective date of Your previously requested decrease; or

•	the requested effective date of the change.

Account Value.

The account value of Your policy is the value in the Separate Account Divisions plus the value in the GPA. Initially, this value equals the net amount of the first premium You and Your employer paid under the policy. We apply this amount to the GPA until the expiration of the free look period. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions. We always apply billed modal term premiums payable by the employer to the GPA.

The purchase and sale of accumulation units will affect Your account value in the Separate Account Divisions. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

Investment Return.
The investment return of a policy is based on:

•	The account value held in each Separate Account Division for that policy;

•	The investment experience of each Separate Account Division as measured by its actual net rate of return; and

•	The interest rate credited on account value held in the GPA.

The investment experience of a Separate Account Division reflects:

•	increases or decreases in the net asset value of the shares of the underlying fund;

•	any dividend or capital gains distributions declared by the fund; and

•	any charges against the assets of the Separate Account Division.

We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

Cash Surrender Value.
You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

•	Account value; less

•	Any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date We receive the policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

Transfers.
You may transfer all or part of the account value among the policy’s Separate Account Divisions and the GPA by written request or by any other means acceptable to Us including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

You may maintain account value in a maximum of eight Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a ninth Division, You must transfer 100% of the account value from one or more of the eight active Separate Account Divisions.

You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than twelve transfers in a policy year.

This fee will not exceed $10 per transfer.

You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer may not exceed the lesser of:

•	25% of Your account value in the GPA at the time of Your transfer, or

•	Your account value in the GPA less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

For purposes of this transfer restriction, Your account value in the GPA does not include policy debt. However, You may transfer 100% of Your account value in the GPA to the Separate Account if:

•	You have transferred 25% of Your account value in the GPA in each of the previous three policy years, and

•	You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

You cannot transfer GPA account value equal to any policy debt.

Automated Account Value Transfer.
Automated account value transfer allows You to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount You wish to transfer as a dollar amount or a whole-number percentage. Automated account value transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided We receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after We receive Your request at Our Home Office. If We receive Your request before the end of the free look period, Your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, You must specify:

•	the Separate Account Division We are to transfer from; and

•	the Separate Account Division(s) and/or GPA We are to transfer to; and

•	the length of time during which transfers will continue.

If Your transfer amount is greater than Your account value in the Separate Account Division We are transferring from, then We will transfer Your remaining value in that Division in the same proportion as Your previously transferred amounts. We will not process any more automated transfers thereafter.

Automated Account Re-Balancing.
Automated account re-balancing permits You to maintain a specified whole-number percentage of Your account value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed written request in order to begin Your automated account re-balancing program. Then, We will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust Your account value to Your specified percentage. The minimum amount We will transfer under this provision is $5.00.

This program allows You to maintain a specific fund allocation. Quarterly re-balancing is based on Your policy year. We will re-balance Your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided We receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, You may only reduce Your allocation to the GPA by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after We receive Your request at the Home Office. If We receive the request before the end of the free look period, Your first re-balancing will occur at the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the GPA to the Separate Account.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Limitations on Frequent Transfers
This certificate is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this certificate.

If we, or the investment adviser to any of the funds available with this certificate, determine that your transfer patterns among funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a certificate owner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, Voice Response Unit, the Internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the certificate value to the investment option that you attempted to transfer from as of the Valuation Date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Withdrawals.
After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).

•	Maximum withdrawal amount: cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA in excess of one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction, and subject to restrictions on amounts in the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA. A withdrawal from the GPA may not exceed an amount equal to one plus the number of monthly calculation dates remaining in Your modal term multiplied by Your most recent monthly deduction.

We deduct a charge of 2.0% of the amount You withdraw. This charge will not exceed $25.00.

We will reduce Your account value by the amount of the withdrawal. If necessary, We will reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Policy Loan Privilege.

The policy loan privilege becomes effective 6 months after the policy date. You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

•	90% of your account value at the time of the loan; less

•	any outstanding policy debt before the new loan; less

•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

•	an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

You must properly assign Your policy to Us as collateral for the loan.

Source of Loan.
We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. However, an amount equal to one plus the number of monthly calculation dates remaining in Your modal term multiplied by your most recent monthly deduction must remain in the GPA. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

•	the New York Stock Exchange is closed, except for normal weekend and holiday closings, or

•	trading is restricted, or

•	the Securities and Exchange Commission determines that an emergency exists, or

•	the Securities and Exchange Commission permits Us to delay payment.

If Loans Exceed the Policy Account Value.
Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy. If We terminate Your policy for this reason, We will notify You, and any assignee shown on our records, in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 30 days after the date We mailed the notice, the policy terminates without value at the end of those 30 days. Termination of a policy under these circumstances could cause You to recognize gross income.

Interest.
Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If Moody’s is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or

•	5%.

We will increase the rate if the maximum limit is at least 1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least 1/2% lower than the rate in effect for the previous year.

Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.

Repayment.
You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.

Interest Credited on Loaned Value.
The amount equal to any outstanding policy loans is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge. This charge is currently .75%. We guarantee that this charge will not exceed 1.25%.

Effect of Loan.
Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of Your policy’s account value equal to the loan is held in the GPA. The Separate Account’s investment performance does not affect this amount. Tax consequences may result if You have policy debt when you surrender Your policy.

Part II - Additional Provisions of the Policy.

Paid-up Policy Date.

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, Your selected face amount automatically changes to equal the account value. As of this date and thereafter, the death benefit option will be death benefit option A, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Reinstatement.

For a period of five (5) years after termination, You can request that We reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

Before We reinstate the policy, We must receive the following:

•	A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

•	Evidence of insurability satisfactory to us; and

•	Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.

If We do reinstate the policy, Your policy’s selected face amount for the reinstated policy will be the same as if the policy had not terminated.

Payment Options.

Upon full surrender or the insured’s death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

A.
Fixed Amount Payment Option. We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.

B.	Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	the total amount applied;

•	the period selected;

•	and the interest rate We credit to the unpaid balance.

C.	Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

•	Payments for life only;

•	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

•	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

D.	Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

E.
Joint Lifetime Payment Option. We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

•	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

F.
Joint Lifetime Payment Option with Reduced Payments. We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options.
If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option. However, You may not withdraw payments which are based on a named person’s life.

Beneficiary.

A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to reinstate the policy after termination.

If no beneficiary is living when the insured dies, we will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner’s estate.

Changing the Policyowner or Beneficiary.

You may change the policyowner or any beneficiary during the insured’s lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before We receive it. Different rules apply if You named an irrevocable beneficiary.

Assignment.

You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

Dividends.

Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any allocated dividend for the year death occurs. We do not expect to pay any dividends under the policies.

Limits on Our Right to Challenge the Policy.

We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age.

We will make an adjustment if the insured’s date of birth in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age. If We make the adjustment before the insured dies, We will base future monthly deductions on the correct age.

Suicide Exclusion.

If the insured commits suicide whether sane or insane within two years from the issue date, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

When We Pay Proceeds.

If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the cash surrender value, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

•	It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

•	The Securities and Exchange Commission determines that an emergency exists; or

•	The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date the We receive the request at Our Home Office.

We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time. The minimum amount of such interest is $25.

Free Look Provision.

You may cancel the certificate within 10 days (or longer if required by state law) after You have received the certificate. Your election of the variable account rider does not increase or decrease the duration of this free look period. If You choose to cancel the certificate within the free look period, You should mail or deliver the certificate and certificate delivery receipt (if applicable) either to Us or to the agent who sold the certificate or to one of our agency offices. If the You cancel the certificate in this fashion, We will make a refund to You. The refund equals either:

•	the account value plus any premium deduction(s) and monthly deduction(s) reduced by any amounts You borrowed or withdrew; or,

•	where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn.

During the free look period, We will apply the initial net premium We receive under certificates to which a variable rider has been added to the GPA. If You elect the variable account rider after the free look period applicable to Your certificate has expired, We will apply the net premiums You pay among the GPA and the Divisions of the Separate Account in accordance with Your instructions.

Additional Benefits By Rider.

At Your employer’s request, the policy can include additional benefits. We approve these benefits based on Our standards and limits for issuing insurance and classifying risks. Any additional benefit We provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from Your account value. Subject to state availability, the following riders are available.

Accelerated Benefits Rider.
This rider permits part of the proceeds of the policy to be available before death if the Insured becomes terminally ill. We will require proof, satisfactory to Us, that the Insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, We establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies and there is currently no charge for this rider.

Accidental Death and Dismemberment Rider.
With this rider We will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the Insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider’s selected face amount will be the lesser of the policy’s selected face amount or $500,000. Your employer determines whether this rider becomes available under Your policy.

Loss of	Percent of Rider Face Amount Payable

Life	100

Both Limbs	100

Both Arms	100

Sight of Both Eyes	100

One Limb and Sight of One Eye	100

One Arm and Sight of One Eye	100

One Limb or One Arm	50

Vision of One Eye	50

Waiver of Monthly Charges Rider.
This rider allows Us to waive the account value charges of Your policy for at least two years if:

•	the insured becomes totally disabled before the policy anniversary after the insured’s 65 th birthday; and

•	such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or

•	You do not give us the required satisfactory proof of continued total disability; or

•	The insured fails or refuses to have a required examination; or

•	The policy anniversary date after the insured’s 65 th birthday, or, if later, the date two years from the date the total disability began.

Part III – Other Important Information.

Federal Income Tax Considerations.

The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

Policy Proceeds, Premiums and Loans.
We believe the policy meets the statutory definition of life insurance under Internal Revenue Code (“Code”) Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy’s death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, the only portion of the death benefit that can be excluded from gross income is the amount equal to the consideration paid for the transfer of ownership plus any subsequent premiums paid by the new owner.

If you surrender Your Policy, all or a portion of the distribution may be taxable as income. Ordinary income is the amount by which:

•	account value, including

•	outstanding policy debt (which may include unpaid interest), exceeds

•	premiums paid but not previously recovered.

Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to You but will not reduce the amount You must include in income as a result of the surrender.

Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Otherwise, a withdrawal is taxable only if it exceeds Your unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. In addition, under current law, any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You unless the policy is a MEC. Please see below. Under the “personal” interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for “trade or business” or “investment” purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. A business could lose a portion of its deduction for interest paid on general debt, if it holds cash value life insurance on a person who was not an employee, officer, director or 20% owner of the business at the time the policy was issued. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy’s cash value at date of death.

Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

Investor Control.—There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal law dictates that the insurer, and not the Policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments that each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance, and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts.
If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional “7-pay test.” A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a “material change” occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term “material change” includes many increases in death benefits.

Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

•	distributions made on or after the date the taxpayer attains age 59 1 /2; or

•	distributions attributable to the taxpayer’s becoming disabled; or

•	distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

Diversification Standards.
To comply with final regulations under Code Section 817(h) (“Final Regulations”), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

The regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of a Fund is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more 90% is represented by any four investments. For this purpose, all securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

Your Voting Rights.

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds’ shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.

Our Rights.

We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

Specifically, We reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products We create in the future;

•	Create new Separate Accounts;

•	Combine any two or more Separate Accounts;

•	Make available additional Separate Account Divisions investing in additional investment companies;

•	Eliminate one or more Separate Account Divisions;

•	Substitute or merge two or more Separate Account Divisions or Separate Accounts;

•	Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

•	Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

Records And Reports.

We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

•	Your account value at the beginning of the previous policy year;

•	all premiums paid during the previous policy year;

•	all additions to and deductions from Your account value during the policy year; and

•	the account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

We will include any additional information required by any applicable law or regulation in this report.

Sales And Other Agreements.

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

MML Distributors receives compensation for its activities as the underwriter of the policy.

Commissions.

Agents or selling brokers receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 24% of Modal Term Premiums, plus 3% of premiums paid in excess of the Modal Term Premium, plus 0.20% of the Policy’s average annual Variable Account Value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Agents and General Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker- dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representative for selling the policies.

If a selling broker, agent or General Agent produces $1,000,000 of excess premium from the sale of a policy during any calendar year, We will pay that selling broker, agent or General Agent additional compensation equal to 1% of the excess premium received during that calendar year in which the production goal was met. We define excess premium as premium We receive in excess of the policy’s modal term premium.

Bonding Arrangement.

The Company maintains an insurance company blanket bond which provides $100,000,000 coverage for MassMutual officers, directors and employees and general agents and agents. The blanket bond is subject to a $5,000,000 deductible.

Legal Proceedings.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations, or liquidity.

Experts.

The financial statements included in this prospectus for the Strategic Group Variable Universal Life ® Segment of Massachusetts Mutual Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices, and the change in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001, all of which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Financial Statements.

You should consider the financial statements of MassMutual and the Strategic Group Variable Universal Life® segment of the Separate Account included in Appendix E of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

Appendix A – Glossary

Application:

The form used to apply for the initial selected face amount when underwriting is involved and the form used to apply for an increase in the selected face amount of the policy after You cease to be associated with an employer. An employer must complete a master application in order to initially apply for the program. You must complete a supplement to the application in order to apply for the policy.

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Employee:

A person who is associated with an employer and the spouse of such person.

Employer:

The employer, association, sponsoring organization or trust which has executed a participation agreement electing participation in a group contract.

Enrollment Form:

A document used by potential certificate owners to apply for the certificates and to apply for an increase in the selected face amount of the certificate when the certificate owner is associated with an employer and no underwriting is involved.

Group Contract:

A group flexible premium adjustable life insurance contract in which the employer elects to participate and which is issued by Us.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Modal Term:

A period selected by the employer for which modal term premiums will be paid in advance by the employer. This period may be monthly, quarterly, semi-annual or annual. Your modal term at the time of policy issue is specified in Your policy schedule page.

Monthly Calculation Date:

The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Deductions:

The deductions from the account value under the policy which We generally deduct on the monthly calculation date. The deductions are equal to the sum of the charge for cost of insurance protection, the administrative charge, and the charge for the cost of any additional benefits provided by rider. We refer to these three charges as account value charges.

Net Premium:

Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Participation Agreement:

An agreement executed by the employer requesting participation in a group contract issued by Us.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.
Appendix B

Illustrations of Death Benefits (Option A & Option B), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time, assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. Illustration 1 shows death benefit option A using the current schedule of charges. Illustration 2 shows death benefit option A using the guaranteed schedule of charges. Illustration 3 shows death benefit option B using the current schedule of charges. Illustration 4 shows death benefit option B using the guaranteed schedule of charges.

The tables are based on the following assumptions: 1) the policyowner is issue age 45; 2) the policyowner has requested a level selected face amount of $250,000; 3) no policy loans have been made, 4) the employer has selected an annual modal term; 5) the modal term premium is always allocated to the GPA; 6) the GPA credits the modal term premium interest at an annual rate of 3%; and 7) and the policyowner makes annual premium payments of $4,000 in excess of the modal term premium for 20 years which are allocated to the Separate Account.

These tables will assist in the comparison of death benefits and cash surrender values for the policy with those under other variable life policies which may be issued by Us or other companies.

The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return of the funds averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the funds averaged 0%, 6% or 12% but varied above or below that average for particular funds.

The tables assume that the modal term premium is credited interest at a guaranteed rate of 3%. The current credited rate is higher than 3%. Therefore, if current rates were used, the cash surrender values for the policy illustrated in the tables would be higher.

The death benefits and cash surrender values shown in Illustrations 1 & 3 reflect a state premium tax deduction of 2% and a DAC Tax deduction of 0.25%, Fund level expenses of 0.75% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, Panorama Fund, MFS Trust, T. Rowe Price Equity Series Inc., Fidelity VIP II, and American Century VP shares held by the Separate Account (This unweighted average reflects current fund level expenses), plus the following current charges:

1.	A sales load of 0.75% of premium.

2.	Administrative charge, equal to $5.25 per month.

3.	Cost of insurance protection, based on the current guaranteed standard issue rates being charged by the Company.

4.	Mortality and expense risk charge, which is equal to 0.75% on an annual basis, of the net asset value of the fund shares held by the Separate Account.

The select cost of insurance rates are applicable to new business where the insureds meet our current underwriting guidelines. The standard cost of insurance rates are applicable to new business where insureds do not meet our current underwriting guidelines. The standard rates are higher than the select rates but in no event will they exceed the guaranteed cost of insurance rates.

The death benefits and cash surrender values shown in Illustrations 2 & 4 reflect a state premium tax deduction of 2% and a DAC Tax deduction of 0.25%, Fund level expenses of 0.75% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, Panorama Fund, MFS Trust, T. Rowe Price Equity Series Inc., Fidelity VIP II, and American Century VP shares held by the Separate Account (This unweighted average reflects current fund level expenses), plus the following guaranteed charges:

1.
A sales load of 5% of premium (We will establish a sales load between 0.75% to 5% of premium for a policy upon its issuance. However, once the sales load is established, it will not change for the life of the policy.)

2.	Administrative charge, equal to $9.00 per month.

3.	Cost of insurance charge, based on 125% of the 1980 CSO Mortality Table.

4.	Mortality and expense risk charge, which is equal to 1.00% on an annual basis, of the net asset value of the fund shares held by the Separate Account.

Currently no charge is made against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The fifth column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

Cash surrender values show in the tables reflect the deduction of applicable premium taxes for a case with an initial case premium paid of $250,000. Taking into account the mortality and expense risk charge and the fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be
- 1.485%, 4.427% and 10.338%, respectively, on a guaranteed basis would be -1.728%, 4.168% and 10.065%.
B-2

Illustration 1

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Current Schedule of Charges
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

					Death Benefit (Option A)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	$ 492	4,000	4,492	4,717	250,000	250,000	250,000	3,829	4,059	4,289
2	539	4,000	4,539	9,719	250,000	250,000	250,000	7,610	8,306	9,029
3	636	4,000	4,636	15,072	250,000	250,000	250,000	11,348	12,755	14,274
4	762	4,000	4,762	20,826	250,000	250,000	250,000	15,047	17,419	20,080
5	872	4,000	4,872	26,983	250,000	250,000	250,000	18,713	22,312	26,512
6	986	4,000	4,986	33,568	250,000	250,000	250,000	22,350	27,450	33,639
7	1,074	4,000	5,074	40,573	250,000	250,000	250,000	25,960	32,844	41,535
8	1,168	4,000	5,168	48,029	250,000	250,000	250,000	29,547	38,513	50,287
9	1,270	4,000	5,270	55,964	250,000	250,000	250,000	33,118	44,473	59,991
10	1,381	4,000	5,381	64,413	250,000	250,000	250,000	36,678	50,746	70,756
15	2,186	4,000	6,186	115,912	250,000	250,000	290,357	54,624	87,746	145,178
20 (age 65)	3,784	4,000	7,784	188,976	250,000	250,000	468,381	74,309	138,263	266,126
25	0	0	0	241,187	250,000	250,901	638,538	51,359	159,809	406,712
30	0	0	0	307,823	250,000	260,503	874,528	13,432	183,453	615,865
35	0	0	0	392,868	0	270,178	1,195,905	0	206,243	912,904
40	0	0	0	501,411	0	277,254	1,618,075	0	224,410	1,315,508
45	0	0	0	639,941	0	279,738	2,152,469	0	239,092	1,839,717
50	0	0	0	816,745	0	277,172	2,811,878	0	249,705	2,533,223

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 2

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

					Death Benefit (Option A)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	492	4,000	4,492	4,717	250,000	250,000	250,000	2,609	2,805	3,001
2	539	4,000	4,539	9,719	250,000	250,000	250,000	5,122	5,675	6,254
3	636	4,000	4,636	15,072	250,000	250,000	250,000	7,581	8,660	9,833
4	762	4,000	4,762	20,826	250,000	250,000	250,000	10,009	11,787	13,798
5	872	4,000	4,872	26,983	250,000	250,000	250,000	12,382	15,039	18,166
6	986	4,000	4,986	33,568	250,000	250,000	250,000	14,688	18,410	22,970
7	1,074	4,000	5,074	40,573	250,000	250,000	250,000	16,889	21,869	28,223
8	1,168	4,000	5,168	48,029	250,000	250,000	250,000	18,976	25,412	33,968
9	1,270	4,000	5,270	55,964	250,000	250,000	250,000	20,934	29,030	40,252
10	1,381	4,000	5,381	64,413	250,000	250,000	250,000	22,755	32,723	47,138
15	2,186	4,000	6,186	115,912	250,000	250,000	250,000	29,994	52,845	94,111
20 (age 65)	3,784	4,000	7,784	188,976	250,000	250,000	309,114	34,491	77,985	175,633
25	0	0	0	241,187	0	250,000	395,128	0	58,439	251,674
30	0	0	0	307,823	0	250,000	501,641	0	1,168	353,268
35	0	0	0	392,868	0	0	631,798	0	0	482,289
40	0	0	0	501,411	0	0	787,333	0	0	640,108
45	0	0	0	639,941	0	0	959,627	0	0	820,194
50	0	0	0	816,745	0	0	1,147,259	0	0	1,033,567

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 3

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Current Schedule of Charges
Illustrating Death Benefit Option B
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

					Death Benefit (Option B)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	492	4,000	4,492	4,717	253,822	254,052	254,281	3,822	4,052	4,281
2	539	4,000	4,539	9,719	257,588	258,283	259,005	7,588	8,283	9,005
3	636	4,000	4,636	15,072	261,298	262,701	264,217	11,298	12,701	14,217
4	762	4,000	4,762	20,826	264,953	267,315	269,968	14,953	17,315	19,968
5	872	4,000	4,872	26,983	268,553	272,134	276,313	18,553	22,134	26,313
6	986	4,000	4,986	33,568	272,101	277,166	283,315	22,101	27,166	33,315
7	1,074	4,000	5,074	40,573	275,595	282,420	291,040	25,595	32,420	41,040
8	1,168	4,000	5,168	48,029	279,038	287,908	299,565	29,038	37,908	49,565
9	1,270	4,000	5,270	55,964	282,430	293,638	308,970	32,430	43,638	58,970
10	1,381	4,000	5,381	64,413	285,771	299,622	319,348	35,771	49,622	69,348
15	2,186	4,000	6,186	115,912	301,751	333,761	389,732	51,751	83,761	139,732
20 (age 65)	3,784	4,000	7,784	188,976	316,587	376,165	504,855	66,587	126,165	254,855
25	0	0	0	241,187	287,798	379,180	635,351	37,798	129,180	385,351
30	0	0	0	307,823	0	365,284	828,587	0	115,284	578,587
35	0	0	0	392,868	0	314,681	1,121,636	0	64,681	856,210
40	0	0	0	501,411	0	0	1,517,537	0	0	1,233,770
45	0	0	0	639,941	0	0	2,018,700	0	0	1,725,385
50	0	0	0	816,745	0	0	2,636,746	0	0	2,375,447

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 4

VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE
Age 45, Unismoker, Unisex
$250,000 Selected Face Amount—All Years
Assumes 2 Types of Premium Received on an Annual Basis:

• Modal Term Premium, plus
• $4,000 Premium

Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option B
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

					Death Benefit (Option B)			Cash Surrender Value
End of Policy Year	Modal Term Premium	Additional Premium	Total Premium Paid	Premiums Accumulated At 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
					0%	6%	12%	0%	6%	12%
1	492	4,000	4,492	4,717	252,590	252,784	252,979	2,590	2,784	2,979
2	539	4,000	4,539	9,719	255,066	255,614	256,187	5,066	5,614	6,187
3	636	4,000	4,636	15,072	257,470	258,533	259,688	7,470	8,533	9,688
4	762	4,000	4,762	20,826	259,822	261,564	263,534	9,822	11,564	13,534
5	872	4,000	4,872	26,983	262,095	264,684	267,729	12,095	14,684	17,729
6	986	4,000	4,986	33,568	264,274	267,878	272,291	14,274	17,878	22,291
7	1,074	4,000	5,074	40,573	266,319	271,107	277,212	16,319	21,107	27,212
8	1,168	4,000	5,168	48,029	268,216	274,357	282,511	18,216	24,357	32,511
9	1,270	4,000	5,270	55,964	269,946	277,604	288,205	19,946	27,604	38,205
10	1,381	4,000	5,381	64,413	271,498	280,836	294,318	21,498	30,836	44,318
15	2,186	4,000	6,186	115,912	276,653	296,700	332,770	26,653	46,700	82,770
20 (age 65)	3,784	4,000	7,784	188,976	277,327	311,588	389,734	27,327	61,588	139,734
25	0	0	0	241,187	0	274,120	416,724	0	24,120	166,724
30	0	0	0	307,823	0	0	426,026	0	0	176,026
35	0	0	0	392,868	0	0	382,054	0	0	132,054
40	0	0	0	501,411	0	0	0	0	0	0
45	0	0	0	639,941	0	0	0	0	0	0
50	0	0	0	816,745	0	0	0	0	0	0

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix C

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, D.C. 20080	WGL Holdings, Inc.
    Chairman and Chief Executive Officer (since 2001)
    Chairman, President, and Chief Executive Officer (2000-2001)
    Chairman and Chief Executive Officer (1998-2000)
    President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Appendix C

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110	FleetBoston Financial
    President and Chief Executive Officer (since 2001)
    President and Chief Operating Officer (1999-2001)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, D.C. 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Appendix C

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

Christine M. Modie 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
(1996-1999)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    Chairman, President, and Chief Executive Officer (since 2001)
    President & Chief Operating Officer (2000-2001 )
Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    Chairman and Chief Executive Officer (since 2001)
    President and Chief Executive Officer (1999-2001)
Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Investment Officer
        (since 1999)
Chief Executive Director-Investment Management (1997-1999)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Appendix C

(THIS PAGE INTENTIONALLY LEFT BLANK)

Appendix D

MODAL TERM PREMIUM CALCULATION

The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the GPA.

Example:

a. Specified Amount:	$250,000

b. Monthly Guaranteed
Interest at 3%:	.246627%

c. NAAR = a./(l + b.):	249,384.95

d. Monthly COI Rate:	.00014075

e. Monthly COI Charge = c.×d.:	35.10

f. Monthly Policy Fee:	5.25

g. Monthly Deduction
Before Premium Load = e. + f.:	40.35

h. Premium Load	3%

i. Monthly Deduction = g./(l-h.):	41.60

j. Monthly Annuity Due at 3%:	11.83895088

k. Model Term Premium = i.×j.:	492.49

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I –  Strategic Group Variable Universal Life® Segment (“the Account”), as of December 31, 2001, the related statements of Operations and the statements of Changes in Net Assets for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations and its changes in net assets for the years ended December 31, 2001, 2000 & 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Growth Equity Division	Oppen- heimer Money Division	Oppen- heimer Bond Division	Oppen- heimer High Income Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Multiple Strategies Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division

ASSETS

Investments
Number of shares	41,865	107,294	430,557	57,381	2,355	8,308,554	161,867	97,377	98,270	156,458	89,969	104,315	115,122

Identified cost (Note 3B)	$ 1,268,151	$ 1,316,858	$ 7,240,368	$ 520,467	$ 17,344	$ 8,308,554	$ 1,864,941	$ 918,656	$ 5,653,233	$ 6,334,766	$ 1,437,325	$ 2,787,605	$ 542,030

Value (Note 3A)	$ 891,025	$ 1,316,285	$ 6,083,772	$ 554,702	$ 17,869	$ 8,308,554	$ 1,814,529	$ 831,603	$ 4,001,540	$ 5,723,222	$ 1,385,519	$ 2,382,554	$ 531,862

Dividends receivable	-	-	-	-	-	3,018	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	58,356	-	-	68,519	-	-	-	-	-	-	-

Total assets	891,025	1,316,285	6,142,128	554,702	17,869	8,380,091	1,814,529	831,603	4,001,540	5,723,222	1,385,519	2,382,554	531,862

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	139	153	-	90	2	-	209	104	583	1,107	213	236	65

NET ASSETS	$ 890,886	$ 1,316,132	$ 6,142,128	$ 554,612	$ 17,867	$ 8,380,091	$ 1,814,320	$ 831,499	$ 4,000,957	$ 5,722,115	$ 1,385,306	$ 2,382,318	$ 531,797

Net Assets:
For Variable Life Insurance policies	$ 890,886	$ 1,316,132	$ 6,142,129	$ 554,612	$ 17,867	$ 8,380,091	$ 1,814,320	$ 831,499	$ 4,000,957	$ 5,722,115	$ 1,385,306	$ 2,382,318	$ 531,797

Accumulation units (Note 7 and 8)
Policyowners	1,159,555	1,133,589	5,077,799	463,673	20,865	7,009,222	1,519,785	823,820	3,556,628	3,954,644	1,111,132	1,515,149	477,542

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 0.77	$ 1.16	$ 1.21	$ 1.20	$ 0.86	$ 1.20	$ 1.19	$ 1.01	$ 1.12	$ 1.45	$ 1.25	$ 1.57	$ 1.11

December 31, 2000	0.91	1.08	1.39	1.17	-	1.16	1.12	1.00	1.65	1.67	1.23	1.80	1.07

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	Oppen- heimer Main Street® Growth & Income Division	†Oppen- heimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division	Oppen- heimer Inter- national Growth Division	American Century VP Income & Growth Division	American Century VP Value Division	T. Rowe Price Mid- Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contra- fund® Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division

ASSETS

Investments
Number of shares	140,716	51,993	809,332	608,225	1,058,392	19,133	40,910	111,360	20,962	69,364	45,895	35,933	35,760

Identified cost (Note 3B)	$ 3,033,839	$ 622,746	$ 1,292,869	$ 1,519,565	$ 1,745,588	$ 117,285	$ 281,445	$ 1,955,506	$ 489,741	$ 1,591,670	$ 768,301	$ 1,064,793	$ 652,162

Value (Note 3A)	$ 2,672,197	$ 574,522	$ 1,044,039	$ 1,052,230	$ 1,132,479	$ 123,597	$ 304,368	$ 2,033,432	$ 379,838	$ 1,391,443	$ 700,822	$ 646,069	$ 512,080

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	4	544	-	-	-	-	-	-

Total assets	2,672,197	574,522	1,044,039	1,052,230	1,132,479	123,601	304,912	2,033,432	379,838	1,391,443	700,822	646,069	512,080

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	449	115	165	170	187	-	-	394	84	19	139	153	89

NET ASSETS	$ 2,671,748	$ 574,407	$ 1,043,874	$ 1,052,060	$ 1,132,292	$ 123,601	$ 304,912	$ 2,033,038	$ 379,754	$ 1,391,424	$ 700,683	$ 645,916	$ 511,991

Net Assets:
For Variable Life Insurance policies	$ 2,671,748	$ 574,407	$ 1,043,874	$ 1,052,060	$ 1,132,292	$ 123,601	$ 304,912	$ 2,033,038	$ 379,754	$ 1,391,424	$ 700,683	$ 645,916	$ 511,991

Accumulation units (Note 7 and 8) Policyowners	2,591,549	446,867	1,087,781	1,352,238	991,376	134,222	282,556	1,643,560	456,904	1,522,108	469,895	740,881	588,663

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 1.03	$ 1.29	$ 0.96	$ 0.78	$ 1.14	$ 0.92	$ 1.08	$ 1.24	$ 0.83	$ 0.91	$ 1.49	$ 0.87	$ 0.87

December 31, 2000	1.16	1.30	1.04	0.88	1.52	-	-	1.26	0.95	1.05	1.58	1.32	1.11

†	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

	MML Equity Divi- sion	MML Managed Bond Divi- sion	MML Equity Index Divi- sion	MML Small Cap Value Equity Divi- sion	*MML Growth Equity Divi- sion	Oppen- heimer Money Divi- sion	Oppen- heimer Bond Divi- sion	Oppen- heimer High Income Divi- sion	Oppen- heimer Aggres- sive Growth Divi- sion	Oppen- heimer Capital Appre- ciation Divi- sion	Oppen- heimer Multiple Strat- egies Divi- sion	Oppen- heimer Global Secur- ities Divi- sion	Oppen- heimer Strat- egic Bond Divi- sion

Invest- ment income

Dividends (Note 3B)	$ 255,604	$ 68,398	$ 63,671	$ 2,637	$ 6	$ 220,976	$ 116,041	$ 81,209	$ 548,769	$ 472,577	$ 71,747	$ 270,791	$ 36,684

Expenses

Mortality and expense risk fees (Note 4)	5,886	7,014	40,829	3,001	28	47,181	12,645	6,374	29,685	39,613	8,641	16,256	4,329

Net invest- ment income (loss) (Note 3C)	249,718	61,384	22,842	(364)	(22)	173,795	103,396	74,835	519,084	432,964	63,106	254,535	32,355

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on invest- ments (Notes 3B, 3C and 6)	(16,978)	6,874	(93,186)	1,009	(4)	-	(6,749)	(52,849)	14,999	24,157	(5,594)	36,889	(19,304)

Change in net unrealized appreciation (depreciation) of investments	(357,335)	(14,110)	(631,753)	24,571	525	-	7,175	(17,131)	(1,990,140)	(1,162,135)	(50,169)	(556,839)	7,498

Net gain (loss) on invest- ments	(374,313)	(7,236)	(724,939)	25,580	521	-	426	(69,980)	(1,975,141)	(1,137,978)	(55,763)	(519,950)	(11,806)

Net increase (decrease) in net assets resulting from operations	$ (124,595)	$ 54,148	$ (702,097)	$ 25,216	$ 499	$ 173,795	$ 103,822	$ 4,855	$ (1,456,057)	$ (705,014)	$ 7,343	$ (265,415)	$ 20,549

*	For the Period May 1, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2001

	Oppen- heimer Main Street® Growth & Income Division	†Oppen- heimer Main Street® Small Cap Division	Panor- ama Total Return Division	Panor- ama Growth Division	Oppen- heimer Inter- national Growth Division	*American Century VP Income & Growth Division	*American Century VP Value Division	T. Rowe Price Mid- Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contra- fund® Division	MFS® New Discov- ery Division	MFS® Emerging Growth Division	MFS® Research Division

Investment income

Dividends (Note 3B)	$ 13,805	$ -	$ 42,616	$ 12,745	$ 212,665	$ -	$ -	$ -	$ 6,482	$ 34,575	$ 18,373	$ 46,302	$ 46,549

Expenses

Mortality and expense risk fees (Note 4)	19,775	3,290	7,795	7,934	8,779	206	409	11,161	2,886	9,467	4,177	4,935	2,927

Net investment income (loss) (Note 3C)	(5,970)	(3,290)	34,821	4,811	203,886	(206)	(409)	(11,161)	3,596	25,108	14,196	41,367	43,622

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(39,910)	(21,512)	(56,386)	(68,398)	(20,479)	(50)	(18)	1,627	(26,290)	(58,944)	(3,542)	(94,477)	(8,567)

Change in net unrealized appreciation (depreciation) of investments	(242,201)	38,013	(52,697)	(59,466)	(511,407)	6,311	22,923	63,067	(28,995)	(109,927)	(16,578)	(207,268)	(109,185)

Net gain (loss) on investments	(282,111)	16,501	(109,083)	(127,864)	(531,886)	6,261	22,905	64,694	(55,285)	(168,871)	(20,120)	(301,745)	(117,752)

Net increase (decrease) in net assets resulting from operations	$ (288,081)	$ 13,211	$ (74,262)	$ (123,053)	$ (328,000)	$ 6,055	$ 22,496	$ 53,533	$ (51,689)	$ (143,763)	$ (5,924)	$ (260,378)	$ (74,130)

*	For the Period May 1, 2001 (Commencement of Operations) Through December 31, 2001.
†	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2000

	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division

Investment income

Dividends (Note 3B)	$ 56,949	$ 16,354	$ 46,328	$ 1,821	$ 122,984	$ 109,201	$ 59,370	$ 152,091	$ 274,427

Expenses

Mortality and expense risk fees (Note 4)	2,509	2,047	36,386	712	15,140	10,365	5,266	34,728	33,640

Net investment income (loss) (Note 3C)	54,440	14,307	9,942	1,109	107,844	98,836	54,104	117,363	240,787

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(4,533)	144	750,074	346	-	(11,409)	(38,754)	92,472	75,289

Change in net unrealized appreciation (depreciation) of investments	(17,219)	15,643	(1,301,323)	9,799	-	(14,407)	(48,335)	(1,063,519)	(476,236)

Net gain (loss) on investments	(21,752)	15,787	(551,249)	10,145	-	(25,816)	(87,089)	(971,047)	(400,947)

Net increase (decrease) in net assets resulting from operations	$ 32,688	$ 30,094	$ (541,307)	$ 11,254	$ 107,844	$ 73,020	$ (32,985)	$ (853,684)	$ (160,160)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	*Oppenheimer International Growth Division	**Panorama LifeSpan Diversified Income Division

Investment income

Dividends (Note 3B)	$ 30,131	$ 236,382	$ 29,785	$ 117,486	$ 10,640	$ 168,560	$ 235,114	$ 170,649	$ 3,083

Expenses

Mortality and expense risk fees (Note 4)	2,628	13,407	3,292	17,376	1,988	9,087	7,594	7,902	462

Net investment income (loss) (Note 3C)	27,503	222,975	26,493	100,110	8,652	159,473	227,520	162,747	2,621

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(1,615)	24,060	(7,385)	9,781	5,061	(40,949)	(59,272)	22,824	2,964

Change in net unrealized appreciation (depreciation) of investments	(12,522)	(238,766)	(11,504)	(359,651)	(102,230)	(165,123)	(340,442)	(344,257)	4

Net gain (loss) on investments	(14,137)	(214,706)	(18,889)	(349,870)	(97,169)	(206,072)	(399,714)	(321,433)	2,968

Net increase (decrease) in net assets resulting from operations	$ 13,366	$ 8,269	$ 7,604	$ (249,760)	$ (88,517)	$ (46,599)	$ (172,194)	$ (158,686)	$ 5,589

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.
**	On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio were substituted for shares in the Oppenheimer Multiple Strategies Fund/VA.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	*Panorama LifeSpan Balanced Division	**Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contrafund® Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division

Investment income

Dividends (Note 3B)	$ 16,796	$ 12,578	$ 15,040	$ 42,661	$ 40,087	$ 5,305	$ 32,015	$ 6,225

Expenses

Mortality and expense risk fees (Note 4)	1,334	802	4,061	1,895	5,474	2,409	4,474	991

Net investment income (loss) (Note 3C)	15,462	11,776	10,979	40,766	34,613	2,896	27,541	5,234

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(311)	2,509	2,767	(870)	(698)	3,029	22,904	2,108

Change in net unrealized appreciation (depreciation) of investments	(13,173)	(11,773)	8,921	(81,389)	(107,944)	(58,510)	(247,980)	(32,305)

Net gain (loss) on investments	(13,484)	(9,264)	11,688	(82,259)	(108,642)	(55,481)	(225,076)	(30,197)

Net increase (decrease) in net assets resulting from operations	$ 1,978	$ 2,512	$ 22,667	$ (41,493)	$ (74,029)	$ (52,585)	$ (197,535)	$ (24,963)

*	On December 8, 2000, shares of Panorama LifeSpan Balanced Portfolio were substituted for shares in the Oppenheimer Multiple Strategies Fund/VA.
**	On December 8, 2000, shares of Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of Oppenheimer Main Street® Growth & Income Fund/VA.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999

	***MML Equity Division	***MML Managed Bond Division	MML Equity Index Division	***MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division

Investment income

Dividends (Note 3B)	$ 1,174	$ 2,377	$ 54,222	$ 33	$ 27,670	$ 69,902	$ 44,668	$ -	$ 95,484

Expenses

Mortality and expense risk fees (Note 4)	56	204	25,198	9	4,267	10,452	5,384	14,055	19,834

Net investment income (loss) (Note 3C)	1,118	2,173	29,024	24	23,403	59,450	39,284	(14,055)	75,650

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(24)	(4)	85,323	(13)	-	(8,930)	(22,532)	13,799	52,282

Change in net unrealized appreciation (depreciation) of investments	(2,572)	(2,105)	506,454	(136)	-	(82,099)	4,262	1,377,759	876,017

Net gain (loss) on investments	(2,596)	(2,109)	591,777	(149)	-	(91,029)	(18,270)	1,391,558	928,299

Net increase (decrease) in net assets resulting from operations	$ (1,478)	$ 64	$ 620,801	$ (125)	23,403	(31,579)	$ 21,014	$1,377,503	$1,003,949

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 1999

	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	*Oppenheimer Main Street Growth & Income Division	***Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	**Panorama International Equity Division	Panorama LifeSpan Diversified Income Division
Investment income

Dividends (Note 3B)	$ 17,421	$ 22,803	$ 27,044	$ 16,011	$ -	$ 79,431	$ 50,572	$ 5,246	$ 2,796

Expenses

Mortality and expense risk fees (Note 4)	1,755	5,737	3,614	11,786	87	9,655	8,204	3,024	368

Net investment income (loss) (Note 3C)	15,666	17,066	23,430	4,225	(87)	69,776	42,368	2,222	2,428

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(3,065)	34,261	(9,753)	1,066	17	(34,047)	(59,775)	8,040	(2,299)

Change in net unrealized appreciation (depreciation) of investments	11,869	379,502	(2,866)	303,600	15,993	(71,592)	(39,014)	231,991	(923)

Net gain (loss) on investments	8,804	413,763	(12,619)	304,666	16,010	(105,639)	(98,789)	240,031	(3,222)

Net increase (decrease) in net assets resulting from operations	$ 24,470	$430,829	$ 10,811	$308,891	$ 15,923	$ (35,863)	$ (56,421)	$242,253	$ (794)

*
Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

**
The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer Growth Fund/VA was called the Panorama International Equity Portfolio.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 1999

	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	***T. Rowe Price Mid-Cap Growth Division	***T. Rowe Price New America Growth Division	***Fidelity’s VIP II Contrafund Division	***MFS New Discovery Division	***MFS Research Division	***MFS Emerging Growth Division

Investment income

Dividends (Note 3B)	$ 2,611	$ 1,153	$ 432	$ 902	$ -	$ 1,397	$ -	$ -

Expenses

Mortality and expense risk fees (Note 4)	695	465	85	42	366	40	11	178

Net investment income (loss) (Note 3C)	1,916	688	347	860	(366)	1,357	(11)	(178)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(185)	(141)	8	25	113	(2)	7	(613)

Change in net unrealized appreciation (depreciation) of investments	14,592	11,934	5,939	480	17,644	7,608	1,408	36,524

Net gain (loss) on investments	14,407	11,793	5,947	505	17,757	7,606	1,415	35,911

Net increase (decrease) in net assets resulting from operations	$16,323	$12,481	$ 6,294	$ 1,365	$17,391	$ 8,963	$ 1,404	$35,733

***  For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	*MML Growth Equity Division	Oppen- heimer Money Division	Oppen- heimer Bond Division	Oppen- heimer High Income Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Multiple Strategies Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 249,718	$ 61,384	$ 22,842	$ (364)	$ (22)	$ 173,795	$ 103,396	$ 74,835	$ 519,084	$ 432,964	$ 63,106	$ 254,535	$ 32,355

Net realized gain (loss) on investments	(16,978)	6,874	(93,186)	1,009	(4)	-	(6,749)	(52,849)	14,999	24,157	(5,594)	36,889	(19,304)

Change in net unrealized appreciation (depreciation) of investments	(357,335)	(14,110)	(631,753)	24,571	525	-	7,175	(17,131)	(1,990,140)	(1,162,135)	(50,169)	(556,839)	7,498

Net increase (decrease) in net assets resulting from operations	(124,595)	54,148	(702,097)	25,216	499	173,795	103,822	4,855	(1,456,057)	(705,014)	7,343	(265,415)	20,549

Capital transactions: (Note 7)

Transfer of net premiums	289,657	388,732	1,503,978	233,890	9,649	3,125,248	256,347	234,008	944,611	1,271,629	361,501	512,195	73,391

Transfer from (to) Guaranteed Principal Account	110,492	413,279	396,978	51,935	5,039	1,875,746	91,285	20,030	542,082	512,493	273,529	275,617	19,446

Transfer of surrender values	(21,563)	(12,765)	(166,675)	(1,005)	-	(312,874)	(94,104)	(125,054)	(81,109)	(90,012)	(18,335)	(61,972)	(118,100)

Transfer of death benefits	-	-	(13,632)	-	-	(16,374)	-	-	(168)	(236)	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	(3,260)	(1,376)	-	(36,288)	-	(25,406)	(25,808)	(49,255)	(13,593)	(18,218)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	317	1,703	(7,580)	355	(166)	15,852	1,028	(287)	1,830	4,292	8,980	1,985	327

Withdrawal due to charges for administrative and insurance costs	(5,604)	(1,412)	(52,982)	(2,723)	-	(35,081)	(15,137)	(3,060)	(29,427)	(57,448)	(8,565)	(21,576)	(3,005)

Divisional transfers	(2,824)	60,502	71,725	22,071	2,846	220,597	14,866	(4,019)	(64,073)	17,361	26,685	(118,639)	6,005

Net increase (decrease) in net assets resulting from capital transactions	370,475	850,039	1,728,552	303,147	17,368	4,836,826	254,285	96,212	1,287,938	1,608,824	630,202	569,392	(21,936)

Total increase (decrease)	245,880	904,187	1,026,455	328,363	17,867	5,010,621	358,107	101,067	(168,119)	903,810	637,545	303,977	(1,387)

NET ASSETS at beginning of the period/year	645,003	411,945	5,115,673	226,249	-	3,369,470	1,456,213	730,432	4,169,076	4,818,305	747,761	2,078,341	533,184

NET ASSETS at end of the year	$ 890,883	$ 1,316,132	$ 6,142,128	$ 554,612	$ 17,867	$ 8,380,091	$ 1,814,320	$ 831,499	$ 4,000,957	$ 5,722,115	$ 1,385,306	$ 2,382,318	$ 531,797

*	For the Period May 1, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2001

	Oppen- heimer Main Street® Growth & Income Division	†Oppen- heimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division	Oppen- heimer Inter- national Growth Division	*American Century VP Income & Growth Division	*American Century VP Value Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contra- fund® Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division

Increase (decrease) in net assets
Operations:

Net investment income (loss)	$ (5,970)	$ (3,290)	$ 34,821	$ 4,811	$ 203,886	$ (206)	$ (409)	$ (11,161)	$ 3,596	$ 25,108	$ 14,196	$ 41,367	$ 43,622
Net realized gain (loss) on investments	(39,910)	(21,512)	(56,386)	(68,398)	(20,479)	(50)	(18)	1,627	(26,290)	(58,944)	(3,542)	(94,477)	(8,567)

Change in net unrealized appreciation (depreciation) of investments	(242,201)	38,013	(52,697)	(59,466)	(511,407)	6,311	22,923	63,067	(28,995)	(109,927)	(16,578)	(207,268)	(109,185)

Net increase (decrease) in net assets resulting from operations	(288,081)	13,211	(74,262)	(123,053)	(328,000)	6,055	22,496	53,533	(51,689)	(143,763)	(5,924)	(260,378)	(74,130)

Capital transactions: (Note 7)
Transfer of net premium	551,967	187,746	161,553	173,988	233,625	5,753	148,851	665,855	78,791	467,978	187,743	266,406	275,550

Transfer from (to) Guaranteed Principal Account	124,074	55,275	11,192	19,429	73,460	22,156	111,231	416,181	20,293	132,266	72,259	52,088	91,453

Transfer of surrender values	(127,739)	(15,736)	(29,982)	(55,411)	(21,006)	-	-	(24,721)	(24,141)	(16,048)	(11,788)	(12,509)	(38)

Transfer of death benefits	(10,870)	(222)	(10,551)	-	(1,506)	-	-	(413)	(207)	-	(241)	-	-

Transfer due to policy loans, net of repayments (Note 3D)	(24,191)	(358)	(5,108)	(4,028)	(2,361)	-	-	(6,490)	-	(92,723)	(1,476)	(4,788)	(582)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,913)	4,273	(71)	(107)	1,562	(77)	654	(476)	(1,659)	10,346	387	(2,363)	(9,730)

Withdrawal due to charges for administrative and insurance costs	(40,601)	(4,831)	(12,255)	(11,353)	(9,810)	(280)	(46)	(7,754)	(2,216)	(8,971)	(6,332)	(8,217)	(3,232)

Divisional transfers	(40,063)	(11,479)	(193,643)	(28,015)	14,858	89,994	21,726	42,415	(30,435)	(39,088)	21,276	(109,252)	8,603

Net increase (decrease) in net assets resulting from capital transactions	430,664	214,668	(78,865)	94,503	288,822	117,546	282,416	1,084,597	40,426	453,760	261,828	181,365	362,024

Total increase (decrease)	142,583	227,879	(153,127)	(28,550)	(39,178)	123,601	304,912	1,138,130	(11,263)	309,997	255,904	(79,013)	287,894

NET ASSETS, at beginning of the period/year	2,529,165	346,528	1,197,001	1,080,610	1,171,470	-	-	894,908	391,017	1,081,427	444,779	724,929	224,097

NET ASSETS, at end of the year	$ 2,671,748	$ 574,407	$ 1,043,874	$ 1,052,060	$ 1,132,292	$ 123,601	$ 304,912	$ 2,033,038	$ 379,754	$ 1,391,424	$ 700,683	$ 645,916	$ 511,991

*	For the Period May 1, 2001 (Commencement of Operations) Through December 31, 2001.
†	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 54,440	$ 14,307	$ 9,942	$ 1,109	$ 107,844	$ 98,836	$ 54,104	$ 117,363	$ 240,787

Net realized gain (loss) on investments	(4,533)	144	750,074	346	-	(11,409)	(38,754)	92,472	75,289

Change in net unrealized appreciation (depreciation) of investments	(17,219)	15,643	(1,301,323)	9,799	-	(14,407)	(48,335)	(1,063,519)	(476,236)

Net increase (decrease) in net assets resulting from operations	32,688	30,094	(541,307)	11,254	107,844	73,020	(32,985)	(853,684)	(160,160)

Capital transactions: (Note 7)

Transfer of net premium	149,369	32,253	1,070,606	40,599	2,113,487	82,381	40,666	467,080	665,056

Transfer from (to) Guaranteed Principal Account	398,422	325,939	632,260	169,987	824,065	183,048	210,348	959,354	661,928

Transfer of surrender values	(850)	-	(35,835)	-	(101,243)	(82,475)	(97,419)	(42,092)	(178,872)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	(1,048)	-	-	-	-	(2,434)	(1,153)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(5,250)	4,497	14,669	(735)	9,075	881	(915)	114,415	43,528

Withdrawal due to charges for administrative and insurance costs	(2,654)	(1,611)	(43,678)	(1,306)	(47,356)	(10,002)	(3,738)	(42,743)	(54,930)

Divisional transfers	34,689	(42,574)	(324,415)	2,288	(205,388)	(68,628)	(3,605)	219,095	207,374

Net increase (decrease) in net assets resulting from capital transactions	573,726	318,504	1,312,559	210,833	2,592,640	105,205	145,337	1,672,675	1,342,931

Total increase (decrease)	606,414	348,598	771,252	222,087	2,700,484	178,225	112,352	818,991	1,182,771

NET ASSETS, at beginning of the year	38,589	63,347	4,344,421	4,162	668,986	1,277,988	618,080	3,350,085	3,635,534

NET ASSETS, at end of the year	$ 645,003	$ 411,945	$ 5,115,673	$ 226,249	$ 3,369,470	$ 1,456,213	$ 730,432	$ 4,169,076	$ 4,818,305

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	*Oppenheimer International Growth Division	**Panorama LifeSpan Diversified Income Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 27,503	$ 222,975	$ 26,493	$ 100,110	$ 8,652	$ 159,473	$ 227,520	$ 162,747	$ 2,621

Net realized gain (loss) on investments	(1,615)	24,060	(7,385)	9,781	5,061	(40,949)	(59,272)	22,824	2,964

Change in net unrealized appreciation (depreciation) of investments	(12,522)	(238,766)	(11,504)	(359,651)	(102,230)	(165,123)	(340,442)	(344,257)	4

Net increase (decrease) in net assets resulting from operations	13,366	8,269	7,604	(249,760)	(88,517)	(46,599)	(172,194)	(158,686)	5,589

Capital transactions: (Note 7)

Transfer of net premium	103,164	306,794	103,874	341,849	123,875	139,681	290,487	147,189	4,938

Transfer from (to) Guaranteed Principal Account	72,116	305,134	86,073	411,446	206,046	235,261	32,483	397,510	30,058

Transfer of surrender values	(5,661)	(20,942)	(3,939)	(60,597)	(5,711)	(20,995)	(43,373)	(12,482)	-

Transfer due to policy loans, net of repayments (Note 3D)	-	(912)	-	(968)	-	(822)	(766)	(322)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	5,603	12,760	761	7,612	6,381	(2,715)	15,589	10,050	461

Withdrawal due to charges for administrative and insurance costs	(5,797)	(17,710)	(1,502)	(36,557)	(2,799)	(19,053)	(10,638)	(8,026)	(1,557)

Divisional transfers	301,373	248,005	(4,319)	131,550	53,393	(448,953)	(95,540)	37,911	(86,357)

Net increase (decrease) in net assets resulting from capital transactions	470,798	833,129	180,948	794,335	381,185	(117,596)	188,242	571,830	(52,457)

Total increase (decrease)	484,164	841,398	188,552	544,575	292,668	(164,195)	16,048	413,144	(46,868)

NET ASSETS, at beginning of the year	263,597	1,236,943	344,632	1,984,590	53,860	1,361,196	1,064,562	758,326	46,868

NET ASSETS, at end of the year	$ 747,761	$2,078,341	$ 533,184	$2,529,165	$ 346,528	$1,197,001	$1,080,610	$1,171,470	$ -

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.
**	On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio were substituted for shares in the Oppenheimer Multiple Strategies Fund/VA.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	*Panorama LifeSpan Balanced Division	**Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contrafund® Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 15,462	$ 11,776	$ 10,979	$ 40,766	$ 34,613	$ 2,896	$ 27,541	$ 5,234

Net realized gain (loss) on investments	(311)	2,509	2,767	(870)	(698)	3,029	22,904	2,108

Change in net unrealized appreciation (depreciation) of investments	(13,173)	(11,773)	8,921	(81,389)	(107,944)	(58,510)	(247,980)	(32,305)

Net increase (decrease) in net assets resulting from operations	1,978	2,512	22,667	(41,493)	(74,029)	(52,585)	(197,535)	(24,963)

Capital transactions: (Note 7)

Transfer of net premium	12,873	11,752	151,850	136,215	416,128	61,953	207,973	83,049

Transfer to (from) Guaranteed Principal Account	84,899	52,924	568,938	247,238	576,559	218,908	420,622	137,798

Transfer of surrender values	(5,836)	(4,537)	(17,131)	(556)	(16,417)	(5,622)	(37,762)	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,545	1,663	46,800	7,483	16,011	18,236	32,601	5,232

Withdrawal due to charges for administrative and insurance costs	(698)	(868)	(7,723)	(1,822)	(13,798)	(6,423)	(9,773)	(2,601)

Divisional transfers	(221,589)	(139,696)	86,048	27,277	(3,198)	130,239	155,819	9,201

Net increase (decrease) in net assets resulting from capital transactions	(128,806)	(78,762)	828,782	415,835	975,285	417,291	769,480	232,679

Total increase (decrease)	(126,828)	(76,250)	851,449	374,342	901,256	364,706	571,945	207,716

NET ASSETS, at beginning of the year	126,828	76,250	43,459	16,675	180,171	80,073	152,984	16,381

NET ASSETS, at end of the year	$ -	$ -	$ 894,908	$ 391,017	$ 1,081,427	$ 444,779	$ 724,929	$ 224,097

*	On December 8, 2000, shares of Panorama LifeSpan Balanced Portfolio were substituted for shares in the Oppenheimer Multiple Strategies Fund/VA.
**	On December 8, 2000, shares of Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of Oppenheimer Main Street Growth & Income Fund/VA.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	***MML Equity Division	***MML Managed Bond Division	MML Equity Index Division	***MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,118	$ 2,173	$ 29,024	$ 24	$ 23,403	$ 59,450	$ 39,284	$ (14,055)	$ 75,650

Net realized gain (loss) on investments	(24)	(4)	85,323	(13)	-	(8,930)	(22,532)	13,799	52,282

Change in net unrealized appreciation (depreciation) of investments	(2,572)	(2,105)	506,454	(136)	-	(82,099)	4,262	1,377,759	876,017

Net increase (decrease) in net assets resulting from operations	(1,478)	64	620,801	(125)	23,403	(31,579)	21,014	1,377,503	1,003,949

Capital transactions: (Note 7)

Transfer of net premium	36,313	59,114	1,252,175	2,490	402,710	267,960	189,277	654,692	677,177

Transfer to Guaranteed Principal Account	-	-	-	-	-	(51)	(52)	(40)	(359)

Transfer of surrender values	-	-	(14,611)	-	-	(143,161)	(129,414)	(3,119)	(33,997)

Transfer due to death	-	-	-	-	-	-	-	-	(2,687)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	(4,791)	-	-	-	-	(1,242)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(683)	(143)	1,086	6	(18,360)	(1,180)	548	4,972	(1,039)

Withdrawal due to charges for administrative and insurance costs	(309)	(108)	(16,552)	(181)	(13,098)	(3,787)	(3,468)	(15,893)	(21,495)

Divisional Transfers	4,746	4,420	157,734	1,972	(136,795)	(109,004)	(78,067)	143,192	37,651

Net increase (decrease) in net assets resulting from capital transactions	40,067	63,283	1,375,041	4,287	234,457	10,777	(21,176)	782,562	655,251

Total increase (decrease)	38,589	63,347	1,995,842	4,162	257,860	(20,802)	(162)	2,160,065	1,659,200

NET ASSETS, at beginning of the period/year	-	-	2,348,579	-	411,126	1,298,790	618,242	1,190,020	1,976,334

NET ASSETS, at end of the year	$ 38,589	$ 63,347	$ 4,344,421	$ 4,162	$ 668,986	$ 1,277,988	$ 618,080	$ 3,350,085	$ 3,635,534

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1998, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to May 1, 1998 the Oppenheimer Capital Appreication Division was called the Oppenheimer Growth Division.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1999

	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	*Oppenheimer Main Street® Growth & Income Division	***Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	**Panorama International Equity Division	Panorama LifeSpan Diversified Income Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 15,666	$ 17,066	$ 23,430	$ 4,225	$ (87)	$ 69,776	$ 42,368	$ 2,222	$ 2,428

Net realized gain (loss) on investments	(3,065)	34,261	(9,753)	1,066	17	(34,047)	(59,775)	8,040	(2,299)

Change in net unrealized appreciation (depreciation) of investments	11,869	379,502	(2,866)	303,600	15,993	(71,592)	(39,014)	231,991	(923)

Net increase (decrease) in net assets resulting from operations	24,470	430,829	10,811	308,891	15,923	(35,863)	(56,421)	242,253	(794)

Capital transactions: (Note 7)

Transfer of net premium	67,036	393,826	126,512	527,588	29,397	397,377	259,017	381,356	3,679

Transfer to Guaranteed Principal Account	(76)	(78)	-	(90)	-	-	(90)	(344)	-

Transfer of surrender values	(84)	(16,513)	(128,491)	(17,890)	-	(115,068)	(72,066)	(790)	5,314

Transfer due to policy loans, net of repayments (Note 3D)	-	(792)	-	(2,585)	-	-	-	(1,436)	-

Transfer due to reimbursement payment of accumulation unit value fluctuation	1,481	(3,036)	79	(920)	375	2,302	1,024	267	1,744

Withdrawal due to charges for administrative and insurance costs	(2,778)	(7,358)	(2,327)	(14,793)	(59)	(21,638)	(5,357)	(2,775)	(5,646)

Divisional transfers	(38,494)	9,826	(57,890)	20,939	8,224	(74,293)	(96,187)	(8,897)	(6,560)

Net increase (decrease) in net assets resulting from capital transactions	27,085	375,875	(62,117)	512,249	37,937	188,680	86,341	367,381	(1,469)

Total increase (decrease)	51,555	806,704	(51,306)	821,140	53,860	152,817	29,920	609,634	(2,263)

NET ASSETS, at beginning of the year	212,042	430,239	395,938	1,163,450	-	1,208,379	1,034,642	148,692	49,131

NET ASSETS, at end of the year	$ 263,597	$ 1,236,943	$ 344,632	$ 1,984,590	$ 53,860	$ 1,361,196	$ 1,064,562	$ 758,326	$ 46,868

*
Prior to May 1, 1998, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

**
The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer Growth Fund/VA was called the Panorama International Equity Portfolio.

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -  Strategic Group Variable Universal Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 1999

	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	***T. Rowe Price Mid-Cap Growth Division	***T. Rowe Price New America Growth Division	***Fidelity® VIP II Contrafund® Division	***MFS® New Discovery Division	***MFS® Emerging Growth Division	***MFS® Research Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,916	$ 688	$ 347	$ 860	$ (366)	$ 1,357	$ (178)	$ (11)

Net realized gain (loss) on investments	(185)	(141)	8	25	113	(2)	(613)	7

Change in net unrealized appreciation (depreciation) of investments	14,592	11,934	5,939	480	17,644	7,608	36,524	1,408

Net increase (decrease) in net assets resulting from operations	16,323	12,481	6,294	1,365	17,391	8,963	35,733	1,404

Capital transactions: (Note 7)

Transfer of net premium	48,167	20,624	4,451	10,098	117,178	1,619	41,473	14,418

Transfer from (to) Guaranteed Principal Account	-	-	-	-	(226)	-	-	-

Transfer of surrender values	-	(6,722)	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	254	349	(343)	(518)	2,446	(12)	2,127	269

Withdrawal due to charges for administrative and insurance costs	(328)	1,199	(216)	(21)	(832)	(33)	23	(34)

Divisional transfers	(5,754)	(3,489)	33,273	5,751	44,214	69,536	73,628	324

Net increase (decrease) in net assets resulting from capital transactions	42,339	11,961	37,165	15,310	162,780	71,110	117,251	14,977

Total increase (decrease)	58,662	24,442	43,459	16,675	180,171	80,073	152,984	16,381

NET ASSETS, at beginning of the period/year	68,166	51,808	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 126,828	$ 76,250	$ 43,459	$ 16,675	$ 180,171	$ 80,073	$ 152,984	$ 16,381

***	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life® Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains eleven segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy with variable rider, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

MassMutual paid $16,000 to the Strategic GVUL Segment on October 1, 1997 to provide initial capital: 5,513 shares were purchased in the three management investment companies described in Note 2 supporting the twenty six divisions of Strategic GVUL Segment.

Notes To Financial Statements (Continued)

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF STRATEGIC GVUL SEGMENT’S ASSETS

The Strategic GVUL Segment consists of twenty-six divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), American Century Variable Portfolios, Inc. (“American Century VP”), T. Rowe Price Equity Series, Inc., (“T. Rowe Price”), Fidelity® Variable Insurance Products Fund II (“Fidelity VIP Fund II”) or the MFS® Variable Insurance Trust  SM (“MFS Trust”). At any one time, only eight divisions of the Separate Account plus the Guaranteed Principal Account (“GPA”) are available to a certificate owner.

MML Trust is an open-end, investment company registered under the 1940 Act. Five of its thirteen separate series are available to the Strategic GVUL Segment’s policyowners: MML Equity Fund, MML Managed Bond Fund, MML Equity Index Fund (Class II), MML Small Cap Value Equity Fund and MML Growth Equity Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Equity Fund, MML Managed Bond Fund and MML Small Cap Value Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”), whereby, DAMI manages the investments of the MML Equity Index Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to the Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act, with ten of its Funds available to the Strategic GVUL Segment’s policyowners: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Main Street® Small Cap Fund/VA (prior to May 1, 2001, this Fund/VA was called the Oppenheimer Small Cap Growth Fund/VA).

Panorama Fund is an open-end, management investment company registered under the 1940 Act, with three of its Portfolios available to the Strategic GVUL Segment’s policyowners: Panorama Total Return Portfolio, Panorama Growth Portfolio, Oppenheimer International Growth Fund/VA (prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio). Prior to December 8, 2000, the Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama Capital Appreciation Portfolio were available to the Pan Premier Segment’s policyowners. On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio and Panorama LifeSpan Balanced Portfolio were substituted for shares of Oppenheimer Multiple Strategies Fund/VA. Panorama LifeSpan Capital Appreciation Portfolio was substituted for shares of Oppenheimer Main Street® Growth & Income Fund/VA.

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds and Panorama Fund.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to the Strategic GVUL Segment’s policyowners: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc. is the investment manager to the Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with two of its separate series of shares available to the Strategic GVUL Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. serves as investment adviser to the Portfolios.

Notes To Financial Statements (Continued)

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Strategic GVUL Segment’s policyowners: Fidelity® VIP II Contrafund® Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

MFS Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series of shares available to the Strategic GVUL Segment’s policyowners: MFS® New Discovery Series, MFS® Emerging Growth Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the MFS Trust.

In addition to the twenty-six divisions, a policyowner may also allocate funds to the GPA, which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Strategic GVUL Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, the Oppenheimer Funds, the Panorama Fund, American Century VP, T. Rowe Price, Fidelity VIP Fund II and MFS Trust are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic GVUL Segment is part of MassMutual’s total operation and is not taxed separately. Strategic GVUL Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic GVUL Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic GVUL Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic GVUL Segment.

D. Policy Loan

When a policy loan is made, Strategic GVUL Segment transfers the amount of the loan to MassMutual, thereby, decreasing both the investments and net assets of Strategic GVUL Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum 1.25%) for expenses and taxes.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements (Continued)

4.	CHARGES

MassMutual charges the Strategic GVUL Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.75% of the value of each division’s net assets.

MassMutual makes certain deductions from the annual premium before amounts are allocated to the Strategic GVUL Segment or the GPA. A deduction as a percentage of premium is made for sales charges, state premium taxes and the deferred acquisition cost tax expense. No additional deductions are taken when money is transferred from the GPA to the Strategic GVUL Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Strategic Group Variable Universal Life Segments’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly owned subsidiary of MassMutual, serves as co-underwriter of the policies. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

Notes To Financial Statements (Continued)

6. PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Growth Equity Division	Oppen- heimer Money Division	Oppen- heimer Bond Division	Oppen- heimer High Income Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Multiple Strategies Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division

Cost of Purchases	$ 678,585	$1,028,449	$2,133,546	$ 355,740	$ 23,603	$7,510,009	$ 541,044	$ 373,026	$2,048,292	$2,317,586	$ 760,313	$1,083,240	$ 160,740

Proceeds from sales	(59,411)	(117,678)	(452,091)	(53,267)	(6,255)	(789,000)	(185,852)	(203,255)	(250,267)	(283,925)	(57,604)	(264,294)	(151,218)

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division	Oppenheimer International Growth Division	American Century VP Income & Growth Division	American Century VP Value Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contrafund® Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division

Cost of Purchases	$ 647,504	$ 259,562	$ 219,903	$ 175,373	$ 562,953	$ 118,018	$ 289,456	$1,124,390	$ 108,537	$ 650,809	$ 317,773	$ 346,255	$ 438,561

Proceeds from sales	(225,779)	(48,653)	(267,677)	(77,824)	(73,322)	(682)	(7,994)	(52,098)	(65,139)	(174,119)	(42,385)	(124,652)	(33,222)

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2001	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Growth Equity Division	Oppen- heimer Money Division	Oppen- heimer Bond Division	Oppen- heimer High Income Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Multiple Strategies Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division

Units purchased	385,717	415,737	1,577,512	226,050	11,544	3,224,986	245,790	253,258	879,925	960,574	335,911	404,620	83,671

Units withdrawn and transferred to Guaranteed Principal Account	(69,332)	(86,481)	(555,861)	(20,563)	-	(914,148)	(120,633)	(178,710)	(221,651)	(252,329)	(76,341)	(147,521)	(127,374)

Units transferred between divisions	132,588	424,404	370,960	64,157	9,321	1,793,351	90,706	17,881	371,244	358,083	244,100	105,081	24,022

Massachusetts Mutual Life Insurance Company units withdrawn	-	-	(1,000)	-	-	-	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)

Net Increase (decrease)	448,973	753,660	1,391,611	269,644	20,865	4,104,189	214,863	91,429	1,028,518	1,065,328	502,670	361,180	(20,681)

Units, at beginning of the period/year	710,582	379,929	3,686,188	194,029	-	2,905,033	1,304,922	732,391	2,528,110	2,889,316	608,462	1,153,969	498,223

Units, at end of the year	1,159,555	1,133,589	5,077,799	463,673	20,865	7,009,222	1,519,785	823,820	3,556,628	3,954,644	1,111,132	1,515,149	477,542

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division	Oppenheimer International Growth Division	American Century VP Income & Growth Division	American Century VP Value Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contrafund® Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division

Units purchased	718,043	178,060	195,601	240,699	223,901	6,591	168,075	675,758	103,913	595,799	180,724	330,541	355,570

Units withdrawn and transferred to Guaranteed Principal Account	(388,943)	(37,965)	(87,944)	(109,634)	(67,999)	(540)	(20,202)	(133,320)	(39,959)	(200,008)	(59,385)	(83,535)	(59,556)

Units transferred between divisions	76,016	40,180	(170,912)	(10,097)	65,988	128,171	134,683	389,723	(18,666)	97,349	67,402	(55,028)	91,271

Massachusetts Mutual Life Insurance Company units withdrawn	(1,000)	-	(1,000)	(1,000)	(1,000)	-	-	-	-	-	-	-	-

Net Increase (decrease)	404,116	180,275	(64,255)	119,968	220,890	134,222	282,556	932,161	45,288	493,140	188,741	191,978	387,285

Units, at beginning of the period/year	2,187,433	266,592	1,152,036	1,232,270	770,486	-	-	711,399	411,616	1,028,968	281,154	548,903	201,378

Units, at end of the year	2,591,549	446,867	1,087,781	1,352,238	991,376	134,222	282,556	1,643,560	456,904	1,522,108	469,895	740,881	588,663

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2000	MML Equity Division	MML Managed Bond Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division

Units purchased	260,439	48,953	1,061,817	47,768	4,627,537	111,998	176,305	308,021	542,695
Units withdrawn and transferred to Guaranteed Principal Account	487,841	285,857	207,432	154,297	558,763	108,359	199,364	558,250	490,140
Units transferred between divisions	(81,099)	(19,358)	(395,520)	(12,062)	(2,888,976)	(121,432)	(235,404)	(127,914)	(302,386)

Net Increase (decrease)	667,181	315,452	873,729	190,003	2,297,324	98,925	140,265	738,357	730,449
Units, at beginning of the year	43,401	64,477	2,812,459	4,026	607,709	1,205,997	592,126	1,789,753	2,158,867

Units, at end of the year	710,582	379,929	3,686,188	194,029	2,905,033	1,304,922	732,391	2,528,110	2,889,316

For The Year Ended December 31, 2000 (continued)	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	Oppenheimer International Growth Division	Panorama LifeSpan Diversified Income Division
Units purchased	150,560	218,069	149,036	403,692	107,339	168,201	539,207	105,402	10,611
Units withdrawn and transferred to Guaranteed Principal Account	307,263	296,736	77,363	436,778	156,724	(208,013)	(68,365)	250,576	(47,877)
Units transferred between divisions	(75,965)	(77,213)	(56,235)	(207,214)	(31,055)	(75,849)	(290,997)	(33,872)	(7,401)

Net Increase (decrease)	381,858	437,592	170,164	633,256	233,008	(115,661)	179,845	322,106	(44,667)
Units, at beginning of the year	226,604	716,377	328,059	1,554,177	33,584	1,267,697	1,052,425	448,380	44,667

Units, at end of the year	608,462	1,153,969	498,223	2,187,433	266,592	1,152,036	1,232,270	770,486	-

For The Year Ended December 31, 2000 (continued)	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Fidelity® VIP II Contrafund® Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division
Units purchased	21,344	15,009	191,212	223,405	566,096	53,636	207,053	100,261
Units withdrawn and transferred to Guaranteed Principal Account	(112,841)	(67,450)	570,058	267,164	521,553	201,996	352,590	121,421
Units transferred between divisions	(15,580)	(9,862)	(86,703)	(94,524)	(217,411)	(23,719)	(103,173)	(34,206)

Net Increase (decrease)	(107,077)	(62,303)	674,567	396,045	870,238	231,913	456,470	187,476
Units, at beginning of the year	107,077	62,303	36,832	15,571	158,730	49,241	92,433	13,902

Units, at end of the year	-	-	711,399	411,616	1,028,968	281,154	548,903	201,378

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Equity Division
December 31,

2001	1,159,555	$0.77	$ 890,886	0.75%	(15.47)%

2000	710,582	0.91	645,003	0.75%	2.09%

1999*	43,401	0.89	38,589	0.39%	(11.09)%

MML Managed Bond Division
December 31,

2001	1,133,589	1.16	1,316,132	0.75%	7.14%

2000	379,929	1.08	411,945	0.75%	10.36%

1999*	64,477	0.98	63,347	0.43%	(1.75)%

MML Equity Index Division
December 31,

2001	5,077,799	1.21	6,142,128	0.75%	(12.91)%

2000	3,686,188	1.39	5,115,673	0.75%	(10.16)%

1999	2,812,459	1.54	4,344,421	0.75%	19.42%

1998	1,815,694	1.29	2,348,579	0.75%	27.32%

1997	1,000	1.02	1,016	0.20%	1.59%

MML Small Cap Value Equity Division
December 31,

2001	463,673	1.20	554,612	0.75%	2.61%

2000	194,029	1.17	226,249	0.75%	12.79%

1999*	4,026	1.03	4,162	0.35%	3.38%

MML Growth Equity Division
December 31,

2001*	20,865	0.86	17,867	0.75%	(25.95)%

Oppenheimer Money Division
December 31,

2001	7,009,222	1.20	8,380,091	0.75%	3.10%

2000	2,905,033	1.16	3,369,470	0.75%	5.36%

1999	607,709	1.10	668,986	0.75%	4.19%

1998	389,110	1.06	411,126	0.75%	4.48%

1997	1,000	1.01	1,011	0.20%	1.13%

Oppenheimer Bond Division
December 31,

2001	1,519,785	1.19	1,814,320	0.75%	7.04%

2000	1,304,922	1.12	1,456,213	0.75%	5.31%

1999	1,205,997	1.06	1,277,988	0.75%	(2.25)%

1998	1,197,999	1.08	1,298,790	0.75%	6.01%

1997	1,000	1.02	1,023	0.20%	2.27%

Oppenheimer High Income Division
December 31,

2001	823,820	1.01	831,499	0.75%	1.22%

2000	732,391	1.00	730,432	0.75%	(4.46)%

1999	592,126	1.04	618,080	0.75%	3.51%

1998	613,062	1.01	618,242	0.75%	(0.44)%

1997	1,000	1.01	1,013	0.20%	1.29%

*	Commenced operations.
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Oppenheimer Aggressive Growth Division
December 31,

2001	3,556,628	$1.12	$4,000,957	0.75%	(32.02)%

2000	2,528,110	1.65	4,169,076	0.75%	(11.90)%

1999	1,789,753	1.87	3,350,085	0.75%	82.24%

1998	1,158,578	1.03	1,190,020	0.75%	11.55%

1997	1,000	0.92	921	0.22%	(7.92)%

Oppenheimer Capital Appreciation Division
December 31,

2001	3,954,644	1.45	5,722,115	0.75%	(13.33)%

2000	2,889,316	1.67	4,818,305	0.75%	(0.97)%

1999	2,158,867	1.68	3,635,534	0.75%	40.60%

1998	1,650,057	1.20	1,976,334	0.75%	23.11%

1997	1,000	0.97	973	0.21%	(2.71)%

Oppenheimer Multiple Strategies Division
December 31,

2001	1,111,132	1.25	1,385,306	0.75%	1.47%

2000	608,462	1.23	747,761	0.75%	5.65%

1999	226,604	1.16	263,597	0.75%	10.96%

1998	202,267	1.05	212,042	0.75%	5.87%

1997	1,000	0.99	990	0.20%	(0.98)%

Oppenheimer Global Securities Division
December 31,

2001	1,515,149	1.57	2,382,318	0.75%	(12.79)%

2000	1,153,969	1.80	2,078,341	0.75%	4.31%

1999	716,377	1.73	1,236,943	0.75%	57.30%

1998	391,953	1.10	430,239	0.75%	13.27%

1997	1,000	0.97	969	0.21%	(3.09)%

Oppenheimer Strategic Bond Division
December 31,

2001	477,542	1.11	531,797	0.75%	4.10%

2000	498,223	1.07	533,184	0.75%	1.87%

1999	328,059	1.05	344,632	0.75%	2.06%

1998	384,655	1.03	395,938	0.75%	2.13%

1997	1,000	1.01	1,008	0.20%	0.78%

Oppenheimer Main Street® Growth & Income Division
December 31,

2001	2,591,549	1.03	2,671,748	0.75%	(10.91)%

2000	2,187,433	1.16	2,529,165	0.75%	(9.45)%

1999	1,554,177	1.28	1,984,590	0.75%	20.80%

1998	1,100,630	1.06	1,163,450	0.75%	3.94%

1997	1,000	1.02	1,017	0.20%	1.70%

Oppenheimer Main Street® Small Cap Division
December 31,

2001	446,867	1.29	574,407	0.75%	(1.11)%

2000	266,592	1.30	346,528	0.75%	(18.95)%

1999*	33,584	1.60	53,860	0.49%	60.37%

*	Commenced operations.
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Panorama Total Return Division
December 31,

2001	1,087,781	$0.96	$1,043,874	0.75%	(7.69)%

2000	1,152,036	1.04	1,152,036	0.75%	(3.23)%

1999	1,267,697	1.07	1,361,196	0.75%	(2.27)%

1998	1,099,805	1.10	1,208,379	0.75%	10.08%

1997	1,000	1.00	998	0.20%	(0.19)%

Panorama Growth Division
December 31,

2001	1,352,238	0.78	1,052,060	0.75%	(11.36)%

2000	1,232,270	0.88	1,080,610	0.75%	(13.31)%

1999	1,052,425	1.01	1,064,562	0.75%	(4.48)%

1998	977,062	1.06	1,034,642	0.75%	7.63%

1997	1,000	0.98	984	0.20%	(1.61)%

Oppenheimer International Growth Division
December 31,

2001	991,376	1.14	1,132,292	0.75%	(25.06)%

2000	770,486	1.52	1,171,470	0.75%	(10.10)%

1999	448,380	1.69	758,326	0.75%	49.25%

1998	131,215	1.13	148,692	0.75%	18.54%

1997	1,000	0.96	956	0.21%	(4.40)%

American Century VP Income & Growth Division
December 31,

2001*	134,222	0.92	123,601	0.38%	(9.10)%

American Century VP Value Division
December 31,

2001*	282,556	1.08	304,912	0.38%	12.07%

T.Rowe Price Mid-Cap Growth Division
December 31,

2001	1,643,560	1.24	2,033,038	0.75%	(1.67)%

2000	711,399	1.26	894,908	0.75%	6.62%

1999*	36,832	1.18	43,459	0.39%	17.99%

T.Rowe Price New Amercia Growth Division
December 31,

2001	456,904	0.83	379,754	0.75%	(12.72)%

2000	411,616	0.95	391,017	0.75%	(11.29)%

1999*	15,571	1.07	16,675	0.46%	7.08%

Fidelity® VIP II Contrafund® Division
December 31,

2001	1,522,108	0.91	1,391,424	0.75%	(13.11)%

2000	1,028,968	1.05	518,382	0.75%	(7.41)%

1999*	158,730	1.14	180,171	0.45%	13.51%

MFS® New Discovery Division
December 31,

2001	469,895	1.49	700,683	0.75%	(5.78)%

2000	281,154	1.58	444,779	0.75%	(2.72)%

1999*	49,241	1.63	80,073	0.32%	62.61%

*	Commenced operations.
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MFS® Emerging Growth Division
December 31,

2001	740,881	$0.87	$645,916	0.75%	(34.24)%

2000	548,903	1.32	724,929	0.75%	(20.20)%

1999*	92,433	1.66	152,984	0.42%	65.51%

MFS® Research Division
December 31,

2001	588,663	0.87	511,991	0.75%	(22.00)%

2000	201,378	1.11	224,097	0.75%	(5.56)%

1999*	13,902	1.18	16,381	0.38%	17.83%

*Commenced operations

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999, on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002 (except with respect to the matter discussed in note 16, as to which the date is March 9, 2002)

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$26,596.3	$25,212.5
Common stocks	444.7	486.8
Mortgage loans	6,930.1	6,949.5
Real estate	1,923.7	2,017.0
Policy loans	6,071.2	5,727.1
Other investments	3,418.3	2,842.8
Cash and short-term investments	4,683.8	2,292.4

Total invested assets	50,068.1	45,528.1
Other assets	2,261.4	1,820.6

	52,329.5	47,348.7
Separate account assets	17,909.5	18,819.7

Total assets	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	(In Millions)

Liabilities:

Policyholders’ reserves and funds	$42,768.8	$39,117.3
Policyholders’ dividends	1,146.8	1,130.3
Policyholders’ claims and other benefits	364.2	333.5
Federal income taxes	674.3	740.2
Asset valuation and other investment reserves	690.8	892.6
Other liabilities	1,533.4	1,299.2

	47,178.3	43,513.1
Separate account liabilities	17,909.5	18,819.7

Total liabilities	65,087.8	62,332.8
Policyholders’ contingency reserves	5,151.2	3,835.6

Total liabilities and policyholders’ contingency reserves	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$10,386.2	$ 9,325.3	$ 7,171.0
Net investment income	3,586.2	3,313.6	3,075.8
Fees and other income	195.5	180.8	170.1

Total revenue	14,167.9	12,819.7	10,416.9

Benefits and expenses:

Policyholders’ benefits and payments	7,031.8	9,238.4	7,294.0
Addition to policyholders’ reserves and funds	4,204.7	834.5	654.1
Operating expenses	568.0	451.5	450.7
Commissions	348.4	324.4	281.8
State taxes, licenses and fees	99.3	85.8	82.4
Federal income taxes	122.3	147.2	160.9

Total benefits and expenses	12,374.5	11,081.8	8,923.9

Net gain from operations before dividends	1,793.4	1,737.9	1,493.0

Dividends to policyholders	1,097.0	1,086.2	1,031.0

Net gain from operations	696.4	651.7	462.0

Net realized capital gains	123.3	93.2	5.4

Net income	$ 819.7	$ 744.9	$ 467.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Policyholders’ contingency reserves, beginning of year, as previously reported	$3,835.6	$3,411.3	$3,188.8

Cumulative effect of the change in statutory accounting principles	981.2	–	–

Policyholders’ contingency reserves, beginning of year, as adjusted	4,816.8	3,411.3	3,188.8

Increases (decreases) due to:
Net income	819.7	744.9	467.4
Change in net unrealized capital losses	(490.7)	(321.7)	(201.7)
Change in asset valuation and other investment reserves	201.8	101.3	59.5
Change in non-admitted assets	(210.1)	(100.3)	(11.2)
Change in prior year policyholders’ reserves	–	(0.2)	(13.0)
Benefit plan enhancements	–	–	(78.9)
Other	13.7	0.3	0.4

	334.4	424.3	222.5

Policyholders’ contingency reserves, end of year	$5,151.2	$3,835.6	$3,411.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net income	$ 819.7	$ 744.9	$ 467.4
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	3,623.1	1,930.4	1,911.0
Net realized capital (gains)	(123.3)	(93.2)	(5.4)
Other changes	34.1	(42.7)	(220.2)

Net cash provided by operating activities	4,353.6	2,539.4	2,152.8

Investing activities:
Loans and purchases of investments	(13,095.2)	(14,177.4)	(14,180.3)
Sales and maturities of investments and receipts from repayment of loans	11,133.0	12,144.6	12,690.0

Net cash used in investing activities	(1,962.2)	(2,032.8)	(1,490.3)

Increase in cash and short-term investments	2,391.4	506.6	662.5

Cash and short-term investments, beginning of year	2,292.4	1,785.8	1,123.3

Cash and short-term investments, end of year	$ 4,683.8	$ 2,292.4	$ 1,785.8

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is organized as a mutual life insurance company.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas United States GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas United States GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The Division has the right to permit other specific practices that deviate from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company was allowed as an admitted asset as of December 31, 2001 and 2000. However, the amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s surplus between the practices permitted by the Division and Codification as of December 31, 2001 is as follows (in millions):

Policyholders’ contingency reserves, as reported	$5,151.2
Less admitted prepaid pension asset	(255.6)

Policyholders’ contingency reserves, Codification	$4,895.6

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds and policyholders’ dividends. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Notes to Statutory Financial Statements, Continued

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The value of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Foreclosed real estate is recorded at the lower of cost or collateral fair value at the foreclosure date. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due.

Real estate classified as held for the production of income or occupied by the company is carried at depreciated cost less encumbrances and any adjustments for impairment in value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. An impairment loss is measured as the amount by which the individual carrying amounts exceed the fair value of properties. If the fair value of the asset is less than the carrying value, the asset is written down to the fair value thereby establishing a new cost basis. The adjustment is recorded in the Statutory Statements of Income as a realized capital loss.

Real estate held for sale is valued at the lower of its depreciated cost less encumbrances or fair value less encumbrances and estimated costs to sell. Subsequent revisions to the fair value of the asset shall be reported as adjustments to the valuation reserve. Any change to the valuation reserve is recorded in the Statutory Statements of Income as a realized gain or loss.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
Notes to Statutory Financial Statements, Continued

Short-term investments are carried at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Consolidated Statutory Statements of Financial Position and are accounted for using the equity method.

During 2001 and 2000, the Company contributed additional paid-in capital of $207.5 million and $233.0 million, respectively, to unconsolidated subsidiaries including MassMutual Holding Company, Inc.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital gains of $2.4 million in 2001 and net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $31.3 million in 2001, $42.0 million in 2000 and $52.0 million in 1999, respectively. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loans interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Notes to Statutory Financial Statements, Continued

Reserves for individual annuities, funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or at accepted actuarial methods, principally at interest rates ranging from 2.25 to 11.25 percent.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment returns, mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

h. Participating Contracts

Participating policies issued by the Company and its United States based life insurance subsidiaries represent in excess of 74% of the Company’s business as of December 31, 2001.

i. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

j. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.
Notes to Statutory Financial Statements, Continued

2. ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. Additionally, on January 1, 2001 the Company changed its method of depreciation on certain real estate investments from the constant yield method to the straight-line method as allowed by Codification.

The total adjustment to policyholders’ contingency reserves due to these changes at January 1, 2001 is as follows (in millions):

Deferred income taxes	$479.8
Derivatives marked to market	432.8
Change in carrying value of subsidiaries	206.2
Change in real estate depreciation	(84.2)
Claim expense reserve	(63.2)
Other	9.8

Cumulative effect of change in statutory accounting principles	$981.2

The Company believes that it has made a reasonable determination of the effect on policyholders’ contingency reserves based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $962.3 million, $664.4 million and $184.5 million, respectively.

a. Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,149.2	$ 0.3	$ –	$ 3,149.5
Debt securities issued by foreign governments	22.1	0.2	0.2	22.1
Asset-backed securities	654.1	5.6	4.6	655.1
Mortgage-backed securities	4,088.0	13.0	–	4,101.0
State and local governments	75.7	3.3	–	79.0
Corporate debt securities	15,095.6	80.2	119.1	15,056.7
Utilities	992.6	13.8	4.0	1,002.4
Affiliates	2,519.0	–	1.3	2,517.7

	$26,596.3	$116.4	$129.2	$26,583.5

Notes to Statutory Financial Statements, Continued

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Asset-backed securities	702.9	–	0.4	702.5
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	13,996.6	46.0	145.2	13,897.4
Utilities	906.3	5.8	2.5	909.6
Affiliates	2,176.8	3.0	–	2,179.8

	$25,212.5	$129.0	$150.5	$25,191.0

The carrying value and estimated fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 316.0	$ 316.7
Due after one year through five years	5,661.8	5,642.9
Due after five years through ten years	10,042.6	10,020.5
Due after ten years	3,595.0	3,610.0

	19,615.4	19,590.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	6,980.9	6,993.4

	$26,596.3	$26,583.5

Proceeds from sales of investments in bonds were $8,137.8 million during 2001, $7,417.1 million during 2000 and $10,621.2 million in 1999. Gross capital gains of $76.4 million in 2001, $180.7 million in 2000, and $103.3 million in 1999, and gross capital losses of $152.3 million in 2001, $99.4 million in 2000, and $132.0 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $110.0 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Common Stocks

Common stocks had the following characteristics as of and for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999
	(In Millions)

Cost	$452.9	$486.7	$325.0
Sales proceeds	553.6	398.1	302.3
Gross realized capital gains	48.7	87.7	65.8
Gross realized capital losses	44.9	34.1	16.2
Gross unrealized capital gains	97.2	96.8	121.8
Gross unrealized capital losses	105.4	96.7	60.5
Notes to Statutory Financial Statements, Continued

Impairment on common stocks during the year ended December 31, 2001 was $4.4 million and was recorded in gross realized capital losses.

c. Mortgage Loans

Mortgage loans, comprised primarily of commercial loans, amounted to $6,930.1 million and $6,949.5 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. The 2001 amounts are net of $8.5 million in valuation reserves whereas the 2000 valuation reserves of $21.9 million were recorded as other investment reserves on the Statutory Statements of Financial Position. There were no impaired mortgage loans at December 31, 2001 and 2000. The Company had restructured loans with book values of $13.9 million and $35.1 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

2002	$ 363.5
2003	418.6
2004	395.9
2005	518.4
2006	816.6
Thereafter	2,937.7

Commercial loans	5,450.7
Mortgage loan pools	1,479.4

Mortgage loans	$6,930.1

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 4.3% to 15.0%.

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively.

Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $0.7 million and $0.4 million at December 31, 2001 and 2000, respectively.

The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

	2001	2000
	(In Millions)
California	$1,038.9	$ 979.4
Massachusetts	525.1	306.0
Texas	473.4	470.1
Illinois	403.3	364.6
New York	380.0	458.4
Florida	311.3	386.9
All other states	2,318.7	2,717.2

Commercial loans	5,450.7	5,682.6
Nationwide loan pools	1,479.4	1,266.9

Mortgage loans	$6,930.1	$6,949.5

d. Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements with eligible counterparties. Under a reverse repurchase agreement, the Company sells securities and agrees to repurchase them at a mutually agreed date and price with the difference between the sale price and repurchase price establishing the costs of the transaction to the Company. A reverse repurchase agreement essentially constitutes a form of secured borrowing by the Company. A reverse repurchase agreement involves risk that the market value of the investments purchased by the Company may decline below the amount of the Company’s obligation to repurchase. As of December 31, 2001, the Company had reverse repurchase agreements outstanding in the amount of $214.0 million, with maturities from January 14, 2002 through March 7, 2002 and interest rates ranging from 1.86% to 2.12%. The outstanding amount is collateralized by $224.5 million in bonds.

e. Real Estate

Real estate occupied by the company amounted to $73.5 million and $68.1 million at December 31, 2001 and 2000, respectively.

Real estate held for production of income was $1,531.4 million and $1,714.5 million, net of encumbrances of $21.0 million and $50.0 million at December 31, 2001 and 2000, respectively.

Real estate held for sale amounted to $318.8 million, net of valuation reserves of $6.3 million at December 31, 2001. At December 31, 2000, real estate held for sale amounted to $234.4 million and valuation reserves of $2.1 million were recorded in general investment reserves.

The carrying value on non-income producing real estate amounted to $86.0 million and $65.2 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate during the years ended December 31, 2001, 2000 and 1999 was $78.7 million, $101.6 million and $80.4 million, respectively. No impairments on real estate were recorded during the years ended December 31, 2001, 2000 and 1999.

f. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $129.5 million and $113.5 million at December 31, 2001 and 2000, respectively. Investments in joint ventures and partnerships were $1,217.4 million and $1,255.5 million at December 31, 2001 and 2000, respectively. Net investment income on joint ventures and partnerships was $42.6 million, $2.1 million and $21.9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Net investment income on derivative instruments was $170.8 million, $15.0 million and $32.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

g. Realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(75.9)	$ 81.3	$(28.7)
Common stocks	3.8	53.6	49.6
Mortgage loans	8.6	(7.2)	(2.7)
Real estate	39.1	33.3	16.2
Closed derivatives	(57.7)	(156.1)	(30.6)
Derivatives marked to market	274.6	–	–
Other investments	(40.5)	106.6	(3.6)
Federal and state taxes	(26.3)	(85.0)	(23.9)

Net realized capital gains before deferral to IMR	125.7	26.5	(23.7)
(Gains) losses deferred to IMR	(3.6)	102.6	44.9
Less: taxes on net deferred gains (losses)	1.2	(35.9)	(15.8)

Net deferred to IMR	(2.4)	66.7	29.1

Net realized capital gains	$123.3	$ 93.2	$ 5.4

Notes to Statutory Financial Statements, Continued

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $14,102.3 million and $10,314.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $627.3 million and $409.1 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $6,857.3 million and $10,089.8 million, respectively. The Company’s credit risk exposure was limited to the fair values of $87.4 million and $89.3 million at December 31, 2001 and 2000, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and are included in other assets in the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had agreements with notional amounts of $1,100.0 million and $2,883.0 million, respectively. The Company’s credit risk exposure on these agreements was limited to the fair values of $10.5 million and $17.7 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $1,868.0 million and $506.2 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $44.3 million and $11.5 million at December 31, 2001 and 2000, respectively.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $234.4 million and $496.0 million at December 31, 2001 and 2000, respectively. The Company enters into forward United States Treasury, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had United States Treasury, GNMA, FNMA and other purchase commitments which will settle during the following year with contractual amounts of $1,869.8 million and $412.3 million, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $4.2 million and $1.2 million at December 31, 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. As of December 31, 2001 and 2000, the Company had entered into financial futures contracts with contractual amounts of $488.4 million and $992.8 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $172.0 million and $548.3 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$26,596.3	$26,583.5	$25,212.5	$25,191.0
Common stocks	444.7	444.7	486.8	486.8
Preferred stocks	152.1	159.7	135.8	137.7
Mortgage loans	6,930.1	7,277.9	6,949.5	7,081.0
Policy loans	6,071.2	6,071.2	5,727.1	5,727.1
Cash and short-term investments	4,683.8	4,683.8	2,292.4	2,292.4

Other financial instruments:

Interest rate swap agreements	627.3	627.3	–	409.1
Options	87.4	87.4	69.6	89.3
Interest rate caps & floors	10.5	10.5	7.9	17.7
Currency swaps	44.3	44.3	–	11.5
Forward commitments, equity and asset swaps	4.2	4.2	(4.7)	1.2

Financial liabilities:

Investment type insurance contracts	10,191.5	10,249.7	8,436.9	8,290.3

6. REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $220.3 million, $160.2 million and $142.7 million and reinsurance recoveries were $134.5 million, $93.9 million and $100.1 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $48.9 million and $55.6 million as of December 31, 2001 and 2000, respectively. At December 31, 2001, five reinsurers accounted for 83% of the outstanding reinsurance recoverable from reinsurers.

7. FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

Notes to Statutory Financial Statements, Continued

For the years ending December 31, 2001, 2000 and 1999, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax expense using 35%	$286.5	$279.6	$218.0
Income not subject to tax	(58.8)	(41.2)	(46.5)
Tax credits, net of foreign taxes	(32.5)	(32.9)	(21.8)
Policy reserves	4.6	10.3	29.3
Policy acquisition costs	15.2	10.8	13.4
Policyholder dividends and related items	(13.6)	5.4	19.1
Investment items	(25.1)	(13.3)	(13.0)
Expense items	(39.9)	(25.5)	(15.3)
Other	(14.1)	(46.0)	(22.3)

Total federal income tax expense	122.3	147.2	160.9
Capital gains tax expense	21.6	82.2	21.0

Current income tax expense	$143.9	$229.4	$181.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy reserves	$ 361.6
Policy acquisition costs	352.9
Policyholder dividends and related items	382.1
Expense items	233.7
Investment items	172.9
Other items	92.4

Total deferred tax assets	1,595.6
Non-admitted deferred tax assets	(470.7)

Admitted deferred tax assets	$1,124.9

Deferred Tax Liabilities:

Investment items	$ 344.0
Policy reserves	24.1
Pension liabilities	113.5
Expense items	140.6

Total deferred tax liabilities	622.2

Net admitted deferred tax asset	$ 502.7

The change in deferred tax assets of $302.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $279.4 million resulted in the net change in deferred taxes of $22.8 million as of December 31, 2001.

In 2001, 2000 and 1999, the Company paid federal income taxes in the amounts of $209.5 million, $223.6 million and $82.5 million, respectively. Federal income taxes available for recovery in the event of future net losses are $152.8 million in 2001, $226.3 million in 2000, and $186.5 million in 1999.

The Company plans to file its 2001 federal income tax return on a consolidated basis with its eligible consolidated subsidiaries and certain affiliates. The Company and its eligible consolidated subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

Notes to Statutory Financial Statements, Continued

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 and is currently examining the years 1995 through 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Components of the formula for determining deductible policyholder dividends have not been finalized for 2001 or 2000. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

8. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement and Savings Plans

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan now covers substantially all employees. Benefits under the cash balance pension plan are expressed as an account balance that is increased monthly with pay and interest credits. Pay credits are based on employee age and years of service. Special provisions apply to participants who were in the prior traditional defined benefit plans.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a plan asset of $255.6 million and $383.4 million at December 31, 2001 and 2000, respectively. The amount credited to operations for this plan was $29.4 million, $58.6 million and $53.5 million for 2001, 2000 and 1999, respectively. The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2001 and 2000. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year.

Company contributions and any related earnings are vested based on years of service using a graduated vesting schedule with full vesting after three years of service. The Company also maintains the Agent Pension Plan. Contributions to this money purchase plan for future service were discontinued on February 28, 2001. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2001 and 2000, the net unfunded accumulated benefit obligation was $206.5 million and $166.8 million, respectively, for employees and agents eligible to retire or currently retired and $27.1 million and $29.5 million, respectively, for participants not eligible to retire.

Notes to Statutory Financial Statements, Continued

A summary of assets, obligations and assumptions of the retirement, life and health benefit plans were as follows at December 31, 2001 and 2000:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
	(In Millions)
Change in benefit obligation:

Benefit obligation at beginning of year	$ 851.6	$ 805.3	$ 185.4	$ 189.1
Service cost	22.5	16.8	5.1	3.8
Interest cost	60.2	60.0	13.9	13.1
Contribution by plan participants	–	–	–	–
Actuarial gain (loss)	(3.9)	6.5	15.9	(8.1)
Benefits paid	(57.0)	(86.9)	(13.0)	(12.5)
Plan amendments	–	–	15.9	–
Business combinations, divestitures, curtailments, settlements and special termination benefits	5.4	49.9	–	–
Adjustment for Codification	(24.1)	–	–	–

Benefit obligation at end of year	$ 854.7	$ 851.6	$ 223.2	$ 185.4

Change in plan assets:

Fair value of plan assets at beginning of year	$1,072.6	$1,165.3	$ 18.6	$ 20.4
Actual return on plan assets	(107.4)	(16.1)	0.8	1.1
Employer contribution	10.6	10.3	10.3	9.7
Benefits paid	(57.0)	(86.9)	(13.0)	(12.6)
Business combinations, divestitures and settlements	9.0	–	–	–

Fair value of plan assets at end of year	$ 927.8	$1,072.6	$ 16.7	$ 18.6

Funded status:

Unamortized prior service cost	–	$ 15.7	–	–
Unrecognized net gain (loss)	$ (214.9)	(89.0)	$ (12.0)	$ 4.2
Remaining net obligation or net asset at initial date of application	(9.2)	38.1	(58.1)	(46.0)
Prepaid assets (accrued liabilities)	297.2	256.2	(136.4)	(125.0)

Funded status of the plan	$ 73.1	$ 221.0	$(206.5)	$(166.8)

Benefit obligation for non-vested employees	$ 26.2	$ 24.1	$ 27.1	$ 29.5

Components of net periodic benefit cost:

Service cost	$ 22.5	$ 16.8	$ 5.2	$ 3.8
Interest cost	60.3	60.0	13.9	13.1
Expected return on plan assets	(111.5)	(115.3)	(1.2)	(1.3)
Amortization of unrecognized transition obligation or transition asset	1.3	(10.6)	3.8	3.9
Amount of recognized gains and losses	0.1	0.2	–	–
Amount of prior service cost recognized	–	(1.5)	–	–

Total net periodic benefit cost	$ (27.3)	$ (50.4)	$ 21.7	$ 19.5

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2001 accumulated post retirement benefit liability and benefit expense by $13.6 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2001 accumulated post retirement benefit liability and benefit expense by $12.7 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $55.0 million in 2001, $15.8 million in 2000, and $28.9 million in 1999.

9. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023, and $50.0 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2001, 2000 and 1999.

10. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $244.3 million, $241.7 million and $241.9 million for 2001, 2000 and 1999, respectively. The majority of these fees were from C. M. Life Insurance Company which accounted for $171.6 million in 2001, $172.6 million in 2000, and $124.5 million in 1999.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $101.3 million, $98.8 million and $43.9 million for 2001, 2000 and 1999, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $8.8 million, $7.3 million and $9.0 million for 2001, 2000 and 1999, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $410.4 million in 2001, $358.3 million in 2000 and $39.2 million in 1999. Fees and other income include a $42.0 million, $6.2 million and $1.8 million expense allowance in 2001, 2000 and 1999, respectively. Total policyholder benefits assumed on these agreements were $50.2 million in 2001, $47.6 million in 2000 and $43.8 million in 1999.

11. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C. M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2001 and 2000, MassMutual received $155.0 million and $132.9 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries including contributions, if needed, to C. M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2001 and 2000, the Company had approximately $450.0 million and $500.0 million of outstanding funding commitments, respectively, and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,366.1 million and $2,034.8 million at December 31, 2001 and 2000, respectively.

Below is summarized statutory financial information for the unconsolidated subsidiaries as of December 31, for the years ended:

	2001	2000	1999
	(In Millions)

Domestic life insurance subsidiaries:

Total revenue	$2,186.5	$3,111.9	$1,608.4
Net loss	(3.8)	(5.5)	(26.1)
Assets	9,344.4	8,738.3	5,961.0
Liabilities	8,963.2	8,419.5	5,697.1

Summarized below is United States GAAP financial information for the unconsolidated subsidiaries as of December 31 and for the years then ended:

	2001	2000	1999
	(In Millions)
Other subsidiaries:

Total revenue	$ 2,443.2	$1,607.2	$1,278.9
Net income	61.2	72.4	106.7
Assets	11,769.5	4,992.2	3,541.8
Liabilities	10,891.4	4,119.6	2,847.2

12. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Notes to Statutory Financial Statements, Continued

Through December 31, 2001 the Company incurred gross claims in the amount of $17.1 million related to the events of September 11, 2001 of which $7.6 million are reinsured, resulting in a net exposure of $9.5 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy which are directly impacted by these events, such as, the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

13. LEASES

The Company leases office space and equipment under various noncancelable operating lease agreements. Total rental expense on operating leases was $33.1 million in 2001, $30.3 million in 2000, and $31.2 million in 1999.

Future minimum lease commitments are as follows (in millions):

2002	$ 33.8
2003	31.9
2004	27.8
2005	20.8
2006	16.3
Thereafter	21.2

Total	$151.8

14. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$60,678.3
Not subject to discretionary withdrawal	(5,459.6)
Policy loans	(6,071.2)

Subject to discretionary withdrawal	$49,147.5

Total invested assets, including separate investment accounts	$67,977.6
Policy loans and other invested assets	(9,489.5)

Marketable investments	$58,488.1

15. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2001, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Notes to Statutory Financial Statements, Continued

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Company – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds
Notes to Statutory Financial Statements, Continued

16. SUBSEQUENT EVENT

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. The Company is still evaluating the impact of this Act. Based upon preliminary analysis, the Company anticipates that its tax liability established prior to December 31, 2001 may be reduced by approximately $80.0 million in 2002.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

    (a) each director, officer or employee;

    (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

    (c) any individual who serves in any capacity with respect to any employee benefit plan;

    from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

    (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

    (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

    (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A)
OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 5

This Post-Effective Amendment is comprised of the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consists of 96 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The signatures.

          Written consents of the following persons:

1.	Independent auditors', Deloitte & Touche LLP.
2.	Counsel opining as to the legality of securities being registered.
3.	Opinion opining as to actuarial matters contained in the Registration Statement by John Valencia, Assistant Vice President.

The following exhibits:

1.	Exhibit 1

(Exhibits required by paragraph A of the instructions to Form N-8B-2)

(1)	(a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account. (1)

(b)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the GVUL Segment of Massachusetts Mutual Variable Life Separate Account I. (1)

(2)	Not Applicable.

(3)	(a) Form of Distribution Servicing Agreement between MML Distributors, LLC, and MassMutual. (1)

(b) Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual. (1)

(c) Form of Broker Dealer Selling Agreement. (1)

(4)	Not Applicable.

(5)	Form of Flexible Premium Adjustable Life Insurance Certificate With Variable Rider. (3)

(6)	Organizational documents of the Company.

(a)	Certificate of Incorporation of MassMutual. (1)
(b)	By-Laws of MassMutual. (1)

(7)	Not Applicable.

(8)	(a)	Form of Participation Agreement with Oppenheimer Variable Account Funds. (1)

	(b)	Form of Participation Agreement with Panorama Series Fund, Inc. (1)

	(c)	Participation Agreement with T. Rowe Price Equity Series, Inc.(5)

	(d)	Participation Agreement with MFS Variable Insurance Trust. (5)

	(e)	Participation Agreement with Fidelity Variable Insurance Products Fund II. (5)

	(f)	Participation Agreement with American Century Variable Portfolios, Inc. (9)

(9)	Not Applicable.

(10)	(a)	Form of Enrollment Form. (2)

	(b)	Form of Application. (2)

	(c)	Form of Variable Rider is included in Exhibit 1(5) above.

(11)	Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (3)

2.	Opinion and Consent of Counsel as to the legality of the securities being registered. (7)

3.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

4.	Not Applicable.

5.	Opinion and consent of John Valencia opining as to actuarial matters pertaining to the securities being registered. (7)

6.	Consent of Independent Auditors', Deloitte & Touche LLP. (7)

7.	(i)	Powers of Attorney.(1)
	(ii)	Power of Attorney for Roger G. Ackerman.(4)
	(iii)	Power of Attorney for Robert J. O'Connell (6)
	(iv)	Power of Attorney for Howard Gunton (8)
	(v)	Power of Attorney for Marc Racicot (10)

(1) Incorporated by reference to Registrant's Initial Registration Statement No. 333-22557, filed with the Commission on February 28, 1997.

(2) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-22557, filed with the Commission on August 4, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-22557, filed with the Commission on April 24, 1998.

(4) Incorporated by reference to Registration Statement No. 333-45039, filed with the Commission on June 4, 1998.

(5) Incorporated by reference to Initial Registration Statement No. 333-65887, filed with the Commission on October 20, 1998.

(6) Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement 333-65887 filed on January 28, 1999

(7) Filed herewith.

(8)   Incorporated by reference to Pre-Effective Amendment Number 2 to Registration Statement No. 333-80991, filed on September 20, 1999.

(9)   Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement No. 333-41667, filed on March 19, 1998.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-22557 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25nd day of April, 2002.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
        (Depositor)

By: /s/ Robert J. O'Connell*
Robert J. O'Connell, President, Chief Executive Officer and Chairman of the Board
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe*  On April 25, 2002, as Attorney-in-Fact pursuant to
Richard M. Howe         powers of attorney incorporated by reference.

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to Registration Statement No. 333-22557 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell* Robert J. O'Connell	President and Chief Executive Officer, Director and Chairman of the Board	April 25, 2002

/s/ Howard Gunton* Howard Gunton	Executive Vice President and Chief Financial Officer	April 25, 2002

/s/ Roger G. Ackerman* Roger G. Ackerman	Director	April 25, 2002

/s/ James R. Birle* James R. Birle	Director	April 25, 2002

/s/ Gene Chao* Gene Chao, Ph.D.	Director	April 25, 2002

James H. DeAraffenreidt, Jr.	Director

/s/ Patricia Diaz Dennis* Patricia Diaz Dennis	Director	April 25, 2002

/s/ Anthony Downs* Anthony Downs	Director	April 25, 2002

/s/ James L. Dunlap* James L. Dunlap	Director	April 25, 2002

/s/ William B. Ellis* William B. Ellis, Ph.D.	Director	April 25, 2002

/s/ Robert M. Furek* Robert M. Furek	Director	April 25, 2002

/s/ Charles K. Gifford* Charles K. Gifford	Director	April 25, 2002

/s/ William N. Griggs* William N. Griggs	Director	April 25, 2002

/s/ William B. Marx, Jr.* William B. Marx, Jr.	Director	April 25, 2002

/s/ John F. Maypole* John F. Maypole	Director	April 25, 2002

/s/ Marc Racicot* Marc Racicot	Director	April 25, 2002

/s/ Richard M. Howe* Richard M. Howe	On April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, Jennifer B. Sheehan, have reviewed this Post-Effective Amendment No. 5 to Registration Statement No. 333-22557 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Jennifer B. Sheehan________________ Jennifer B. Sheehan Counsel Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

99.2	Opinion and Consent of Jennifer B. Sheehan.
99.C.1.	Consent of Independent Auditors', Deloitte & Touche LLP.
99.C.6.	Opinion and consent of John M. Valencia.